                                                                    Exhibit 10.1

SOLICITATION, OFFER AND AWARD

1.  THIS CONTRACT IS A RATED ORDER         RATING             PAGE  OF PAGES
         [X]  Yes   [ ]   No                  DO-H8                1

2.  CONTRACT NO
     DTSA20-03-C-01900

3.  SOLICITATION NO.

4.  THIS IS A SMALL BUSINESS SET-ASIDE
    [ ]  YES  [X] NO

5.  DATE ISSUED
    06/30/03

6.  REQUSITION/PURCHASE NO.

7.  ISSUED BY:                                8.  ADDRESS OFFER TO (1f
    TRANSPORTATION SECURITY ADMINISTRATION        OTHER THAN BLOCK 7)
    SECURITY TECHNOLOGY DEPLOYMENT OFFICE         JACK HANDRAHAN
    590 HERNDON PARKWAY, SUITE 120                SAME ADDRESS AS BLOCK 7
    HERNDON, VA  20170-5232

                                        SOLICITATION

9.  OFFERS IN ORIGINAL AND   COPIES FOR FURNISHING THE SUPPLIES OR SERVICES IN
    THE SCHEDULE WILL BE RECEIVED AT THE PLACE IN THE DEPOSITORY SPECIFIED IN
    ITEM 8, OR IF HAND-CARRIED LOCATED IN           UNTIL      LOCAL TIME
                                                         (HOUR)           (DATE)


   CAUTION - LATE SUBMISSIONS, MODIFICATIONS, AND WITHDRAWALS: SEE SECTION L.

10.  FOR INFORMATION     A.  NAME            B. TELEPHONE NO. include area cede)
       CALL:             Jack Handrahan         (NO COLLECT CALLS)
                                                      (703) 796-7125

                                    11. TABLE OF CONTENTS

 (X)  SEC          DESCRIPTION                  PAGE(S)(X)
              PART I - THE SCHEDULE
 [X]   A  SOLICITATIONICONTRACT FORM                1
 [X]   B  SUPPLIES OR SERVICES AND
          PRICES/COSTS                              5
 [X]   C  DESCRIPTION/SPECS/WORK
          STATEMENT                                35
 [X]   D  PACKAGING AND MARKING                     1
 [X]   E  INSPECTION AND ACCEPTANCE                 4
 [X]   F  DELIVERIES OR PERFORMANCE                 4
 [X]   G  CONTRACT ADMINISTRATION DATA             11
 [X]   H  SPECIAL CONTRACT REQUIREMENTS            15
            PART II - CONTRACT CLAUSES
 [X]   I  CONTRACT CLAUSES                         11
      PART III - LIST OF DOCUMENTS, EXHIBITS, AND
            OTHER ATTACH.
 [X]   J  LIST OF ATTACHMENTS                       5
     PART IV - REPRESENTATIONS AND INSTRUCTIONS
 [ ]   K  REPRESENTATIONS,
          CERTIFICATIONS AND
          OTHER STATEMENTS OF OFFERORS
 [ ]   L  INSTRS., CONDS., AND NOTICES
          TO OFFERORS
 [ ]   M  EVALUATION FACTORS FOR AWARD


                         OFFER (must be fully completed by Offeror)

12. IN COMPLIANCE WITH THE ABOVE, THE UNDERSIGNED AGREE, IF THIS OFFER IS ACCEPTED WITHIN CALENDAR DAYS (60 CALENDAR DAYS UNLESS A DIFFERENT PERIOD IS INSERTED BY THE OFFEROR) FROM THE DATE FOR RECEIPT OF OFFERS SPECIFIED ABOVE, TO FURNISH ANY OR ALL ITEMS UPON WHICH PRICES ARE OFFERED AT THE PRICE SET OPPOSITE EACH ITEM, DELIVERED AT THE DESIGNATED POINT(S), WITHIN THE TIME SPECIFIED IN THE SCHEDULE.

13. DISCOUNT FOR           10 CALENDAR      20 CALENDAR      30 CALENDAR       CALENDAR
    PROMPT PAYMENT            DAYS              DAYS            DAYS             DAYS
      (See Section 1,
      Clause No 3.3 1-6)       %                 %               %                %


14.  ACKNOWLEDGMENT OF
     AMENDMENTS             AMENDMENT NO.       DATE     AMENDMENT NO.      DATE
(The Offeror acknowledges
receipt of amendments to
the SOLICITATION for
Offerors and related
documents numbered and
dated)


15A. NAME
     AND        InVision Technologies. Inc.
     ADDRESS    7157 Gateway Boulevard
     OF         Newark, CA 94560
     OFFEROR

15B.  TELEPHONE NO.        15C.  CHECK IF REMITTANCE  ADDRESS
     (include area               IS DIFFERENT FROM ABOVE - ENTER
     code)                 [ ]   SUCH ADDRESS IN  SCHEDULE
     (510) 739-2400

16. NAME AND TITLE OF PERSON
    AUTHORIZED TO SIGN
    DAVID PILLOR

17. SIGNATURE             18. OFFER DATE
    /S/ DAVID PILLOR          5 AUG 2003

                      AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED
        ALL

21. ACCOUNTING AND APPROPRIATION DATA
       SEE DELIVERY ORDERS

22. RESERVED

23. SUBMIT INVOICES TO ADDRESS SHOWN IN         ITEM
    (4 copies unless otherwise  specified)

24. ADMINISTERED BY (If other than item 7)

25. PAYMENT WILL BE MADE BY

26. NAME OF CONTRACTING OFFICER (Type or print)
       JOHN J. HANDRAHAN

27. UNITED STATES OF AMERICA
      /S/ JOHN J. HANDRAHAN

28. AWARD DATE
       5 AUG 03

                                                               DTSA20-03-C-01900

                               PART I - SECTION B
                         SUPPLIES/SERVICES & PRICE/COST

B.1   IDENTIFICATION OF SUPPLIES/SERVICES

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this contract. The period of the contract is date of contract award through 36 months thereafter. All Contract Line Item Numbers (CLINs) will be activated by means of delivery orders or task orders.

B.2   TYPE OF CONTRACT

This is a firm fixed price contract with indefinite delivery/indefinite quantity
(IDIQ) and time and material (T&M) Contract Line Item Numbers (CLINs). Delivery/Task orders will be issued for all equipment and service orders.

B.3   INDEFINITE QUANTITY CONTRACT - MINIMUM AND MAXIMUM AMOUNT

During the period of performance of this contract, the Government shall provide to the Contractor one or more delivery orders. The minimum price of the delivery orders shall be at least [***] (cost of the CLINS listed in B.4.1 below) when all orders are added together. The maximum ceiling price for all orders established under this contract shall not exceed $641,470,000.00 (excluding T&M orders), unless the contract is modified by the Contracting Officer. The government is not obligated to order more than the minimum stated amount under this contract.

B.4   CONTRACT LINE ITEM NUMBERS (CLINS)

The following line items will be ordered in accordance with the contract amounts set forth below.

B.4.1 INDEFINITE DELIVERY/INDEFINITE QUANTITY (IDIQ) CLINS

EFFECTIVE ORDERING PERIOD - DATE OF CONTRACT AWARD
         THROUGH 36 MONTHS THEREAFTER. MINIMUM QUANTITY CLINS - to be issued at contract award


                                  MIN      MAX             UNIT
CLIN      DESCRIPTION             QTY      QTY    UNIT     PRICE       TOTAL
----      -----------             ---      ---    ----     -----       -----
0001A     Pass Through SA EDS    [***]    [***]   [***]    [***]       [***]
          Unit (CTX-2500)
          w/powered inclined
          conveyor and baggage
          exit slide/conveyor
          (See specification
          3.1.2)

0001B     Pass Through SA EDS    [***]    [***]   [***]    [***]       [***]
          Unit (CTX-5500DS)
          w/powered inclined
          conveyor and
          baggage exit slide
          conveyor
          (See specification
          3.1.2)

0002      High Speed             [***]    [***]   [***]    [***]       [***]
          Integrated
          EDS Unit (CTX
          9000DSi)
          (See specification


* Confidential treatment requested.

                                                               DTSA20-03-C-01900

                                  MIN      MAX             UNIT
CLIN      DESCRIPTION             QTY      QTY    UNIT     PRICE      TOTAL
----      -----------             ---      ---    ----     -----      -----
          3.1.2)
  0003    Medium Speed           [***]    [***]   [***]    [***]       [***]
          Integrated EDS Unit
          (CTX-5500DS)
          (See specification
          3.1.2)

  0004    Technical              [***]    [***]   [***]    [***]       [***]
          Interchange
          Meeting

  0005    Equipment

  0005A   Powered Incline        [***]    [***]   [***]    [***]       [***]
          Conveyor

  0005B   Powered Flat           [***]    [***]   [***]    [***]       [***]
          Conveyor

  0005C   Baggage Exit Slide     [***]    [***]   [***]    [***]       [***]

  0005D   Luggage Positioning    [***]    [***]   [***]    [***]       [***]
          Adapter

  0005E   Standalone Training    [***]    [***]   [***]    [***]       [***]
          Simulator Medium
          Speed
          EDS (CTX 5500DS)

  0005F   Standalone Training    [***]    [***]   [***]    [***]       [***]
          Simulator High Speed
          EDS (CTX 9000DSi)

  0005G   Programmable Logic     [***]    [***]   [***]    [***]       [***]
          Control (PLC)

  0005H   Remote Image Replay    [***]    [***]   [***]    [***]       [***]

  0005I   BVS Remoting Kit       [***]    [***]   [***]    [***]       [***]

  0006A   Multiplex Network      [***]    [***]   [***]    [***]       [***]

  0006B   Additional TRI         [***]    [***]   [***]    [***]       [***]
          workstation

  0006C   PTRI workstation       [***]    [***]   [***]    [***]       [***]

  0006D   Additional Control     [***]    [***]   [***]    [***]       [***]
          Interface
          Workstation

  0006E   Network Printer        [***]    [***]   [***]    [***]       [***]

          Total Material                                           $641,470,000

B.4.4 TIME AND MATERIALS (T&M) CLIN 3000 (EFFECTIVE ORDERING PERIOD - DATE OF CONTRACT AWARD THROUGH 36 MONTHS THEREAFTER)


* Confidential treatment requested.

                                                               DTSA20-03-C-01900

CLIN 3000 will be used in the event that engineering support or installation services are ordered pursuant to Statement of Work, Section C 3.15.


                                                  ESTIMATED
                                        HOURLY    HOURS (NOT
 CLIN     DESCRIPTION            UNIT    RATE     TO EXCEED)    TOTAL
 ----     -----------            ----    ----     ----------    -----
  3000   Labor Categories (Ref.
         Section B.4.4.1)

         Field Service Engineer  [***]   [***]       [***]       [***]

         Design Engineer         [***]   [***]       [***]       [***]

         Document                [***]   [***]       [***]       [***]
         Specialist/Tech
         Writer

         Sr. Document Spec       [***]   [***]       [***]       [***]

         Drafter                 [***]   [***]       [***]       [***]

         Manufacturing           [***]   [***]       [***]       [***]

         Program Manager         [***]   [***]       [***]       [***]

         Project Manager         [***]   [***]       [***]       [***]

         QA                      [***]   [***]       [***]       [***]

         Senior Design Engineer  [***]   [***]       [***]       [***]

         Senior Software         [***]   [***]       [***]       [***]
         Engineer

         Senior System Engineer  [***]   [***]       [***]       [***]

         Senior Test Engineer    [***]   [***]       [***]       [***]

         Software Engineer       [***]   [***]       [***]       [***]

         System Engineer         [***]   [***]       [***]       [***]

         (Test) Technician       [***]   [***]       [***]       [***]

         Cost Reimbursable
         Items

         Estimated Travel/Per    [***]                           [***]
         Diem
         (Ref. Section B.4.4.2)

         Estimated Materials     [***]                           [***]
         (Ref.
         Section B.4.4.3)

         Estimated Shipping      [***]                           [***]

* Confidential treatment requested.

                                                               DTSA20-03-C-01900


                                                  ESTIMATED
                                        HOURLY    HOURS (NOT
 CLIN     DESCRIPTION            UNIT    RATE     TO EXCEED)    TOTAL
 ----     -----------            ----    ----     ----------    -----
          Estimated Other        [***]                           [***]
          Direct Cost

          TOTAL ESTIMATED COST                                $3,050,000


CLIN 0007 will be used by the government to procure the QASP items listed below if desired based upon the Contractor's proposals, pursuant to Section J.14.

                                  MIN       MAX              UNIT
CLIN      DESCRIPTION             QTY       QTY     UNIT     PRICE    TOTAL
----      -----------             ---       ---     ----     -----    -----
 0007     QASP Items (Ref
          clause J.14)

 0007A    Threat Image           [***]      [***]   [***]    [***]     [***]
          Projection

 0007B    OJT / OQT              [***]      [***]   [***]    [***]     [***]

 0007C    Alarm Indicator        [***]      [***]   [***]    [***]     [***]
          Lights

 0007D    Acquire TIP            [***]      [***]   [***]    [***]     [***]
          images

 0007E    Remote Scheduling      [***]      [***]   [***]    [***]     [***]
          TIP


* Confidential treatment requested.

                                                               DTSA20-03-C-01900

B.4.4.1 HOURLY RATES

Hourly rates shall include all direct and indirect costs and profit. The minimum qualifications of the labor categories are found in Section G.9.

B.4.4.2 TRANSPORTATION AND PER DIEM

Actual and reasonable costs for transportation, lodging, meals and incidental expenses will be reimbursed in accordance with Section H.19. Profit will not be paid on these costs.

B.4.4.3 MATERIAL COSTS

Material costs will be reimbursed in accordance with Section H.19. Profit will not be paid on these costs.

                                                               DTSA20-03-C-01900

                               PART I - SECTION C
                                  SCOPE OF WORK

                               PART I - SECTION C

                                STATEMENT OF WORK

                                       FOR

                         EXPLOSIVE DETECTION SYSTEMS (EDS)

                                                               DTSA20-03-C-01900










                       THIS PAGE INTENTIONALLY LEFT BLANK

1        SCOPE

This Statement of Work (SOW) defines the requirements for fabrication, test, and delivery of the Stand Alone (SA) and Integrated Explosive Detection System
(EDS). The EDS shall be composed of commercial-off-the-shelf (COTS) and Non-Developmental Item (NDI) hardware and software components to the maximum extent practicable. This SOW includes provisions for program management, quality assurance, configuration management, systems engineering, system test and evaluation, implementation and transition, training, and integrated logistics support.

1.1      OBJECTIVES

The objective of this contract is to purchase government certified Stand Alone Explosive Detection Systems that meet specification STDO-EDS-0002A arid Integrated Explosive Detection Systems that meet specification STDO-EDS-0001B along with other requirements stated herein. Upon successful completion of government inspection and testing, the government may exercise options for additional production units as stated in section B of the contract. The SA EDS and Integrated EDS shall be deemed operational for government use after each unit has passed Factory Acceptance Test (FAT) and Site Acceptance Test (SAT).

1.2      DEFINITIONS

"Certified EDS": A Certified Explosives Detection System (EDS) that meets all the requirements specified in the Federal Register, April 13, 1998: "Criteria for Certification of Explosives Detection Systems", Volume 63, Number 70.

2        APPLICABLE DOCUMENTS

The following specifications, handbooks, orders, standards, and drawings form a part of this SOW and are applicable to the extent specified herein. The latest version of these documents as of the contract date shall apply.

2.1      GOVERNMENT DOCUMENTS

     ACS Memorandum             Classification Guide for FAA Explosive Detection
                                System information and Data, November 21, 1990

     DOT/FAA/AR-97/67           Functional Requirements for Threat Image
                                Projection Systems on X-Ray Machines

     FAA Air Carrier Standard   Security Sensitive - portions relevant to this
     Security Program           contract as stated in this SOW will be available
                                upon request from the Contracting Officer.

     FAA-D-2494/B               Appendix I, Commercial Instruction Books

     FAA Order 1600.2D          Safeguarding Controls and Procedures For
                                Classified National Security Information and
                                Sensitive Unclassified Information

     FAA-STD-020B               Transition Protection, Grounding, Bonding, and
                                Shielding Requirements For Electronic Equipment
                                (5/11/92)

     STDO-EDS-0002A             Stand Alone Explosives Detection Systems
                                (SA EDS) Specification dated 22 July 2003

     STDO-EDS-0001B             Integrated Explosive Detection System dated 22
                                July 2003





2.2      MILITARY STANDARDS

         MIL-STD-973 Configuration Management, Interim Notice 3, 13 January 1995

2.3      OTHER DOCUMENTS

         49 CFR Part 1520       Protection of Sensitive Security Information

         Contract Security Classification Specification, DD Form 254

         NFPA-70        National Electrical Code (NEC)

         Uniform Building Code             Section 2312 and Table 23-J



2.4      SOURCE OF DOCUMENTS

Copies of government specifications and interface documents may be obtained from the Federal Aviation Administration, Headquarters Public Inquiry Center APA-230, 800 Independence Avenue, SW, Washington, DC 20591, 202-267-3484. Requests should fully identify material desired and cite the solicitation or contract number.

Requests for copies of documents not covered in the preceding paragraph should be addressed to the Contracting Officer (CO). Requests should fully identify material desired and cite the solicitation or contract number.

Military Standards and Specifications can be ordered from the Department of Defense Single Stock Point (DODSSP), Building 4/Section D, 700 Robbins Avenue, Philadelphia, PA 19111-5098. Information is available at their website, http://www.dodssp.daps.mil.

Copies of ANSI/ASQC Q9000 series standards can be obtained from the following source: American Society for Quality Control 611 East Wisconsin Avenue P.O. Box 3005; Milwaukee, Wisconsin 53201-3005. Phones: (414) 272-8575 or (800) 248-1946.
The Fax is: (414) 272-1734.

Copies of the Acquisition Management System Test and Evaluation Process Guidelines are available in the FAA Acquisition System Toolset (FAST). The on-line Internet address of FAST is http://FAST.faa.gov


2.5      ORDER OF PRECEDENCE

In the event of conflict between this SOW and any of the applicable documents herein, the provisions of this SOW shall apply.

3.0      REQUIREMENTS

The supplies and services required by this contract shall be performed in accordance with the Stand Alone Explosives Detection Systems (SA EDS) Specification STDO-EDS-0002A, Integrated Explosive Detection System Specification STDO-EDS-0001B, and this Statement of Work (SOW). The Contractor shall provide program management, systems engineering, integrated logistics support, quality assurance, configuration management, training, materials and support to test, deliver, install, and maintain EDS and supporting equipment/deliverables in accordance with this SOW.

Basic equipment for EDS shall be provided under Contract Line Item Number (CLIN) 0001, 0002, and 0003.

Data items referenced by their Contract Data Requirements List (CDRL) titles are to be performed in accordance with the CDRL of the same name. All data deliverables shall be prepared or updated and delivered in accordance with the corresponding CDRL items specified under the SOW requirement.

Any documents containing security sensitive information as defined in 49 CFR
Part 1520 shall contain the following statement:

      "WARNING: This document contains sensitive security information that is controlled under the provisions of 49 CFR Part 1520. No part of this document may be released without the written permission of the Under Secretary of Transportation for Security, Washington, DC 20590. Unauthorized release may result in civil penalty or other action. For U.S. government agencies, public availability to be determined under 5 U.S.C. 552."

The Contractor shall perform in accordance with the plans developed in response to this SOW and as approved by the government. The plans shall be updated as required and submitted for approval prior to implementation of any changes. All reference to the "government" in this SOW shall mean by authority of the Contracting Officer or designee. All digital media submitted to the government in response to SOW requirements shall be compatible with Microsoft Office suite of products. Acceptable digital media are floppy disks (1.44 MB capacity), Iomega-compatible zip disks (100 MB capacity), DAT tape or Compact Disc Read Only Memory (CDROM) (650 MB capacity).

3.1      PROGRAM MANAGEMENT

      3.1.1       PROGRAM MANAGEMENT ORGANIZATION

The Contractor shall establish and maintain a formal organization to manage the EDS contract and associated subcontracts. The Contractor shall develop and implement a Management Program to efficiently and effectively execute the requirements of this contract to include: systems engineering, hardware engineering, software engineering, program planning and control, quality assurance, reliability and maintainability, configuration management, integrated logistics support, training, subcontract management, management of government furnished resources, risk management, security, production, and contract management.

The Contractor shall identify in section G.2 of the contract, the Program Manager who is responsible for accomplishment of all tasks required by this SOW and who is authorized to commit the company. The Program Manager will organize, plan, schedule, implement, control, analyze, and report on all elements of the contract. The Program Manager shall have resources and authority to ensure efficient and timely program execution and shall be the Contractor's focal point for all required program tasks. The Contractor's Program Manager shall be prepared at all times to present and discuss the status of contract activities, requirements, and problems.

Additionally the Contractor shall identify in the PMP the company's functional representatives, who shall be able to respond to request for information from their government functional counterparts.

         CDRL A001    PROGRAM MANAGEMENT PLAN (PMP)

      3.1.1.1     SYSTEM ENGINEERING MANAGEMENT

The Contractor shall develop and implement a System Engineering Management program for the definition, development, verification, integration, and testing of the EDS requirements as allocated to the computer software configuration items (CSCIs) and hardware configuration items (HWCIs). System engineering efforts shall include all aspects of performance, quality, life cycle costs, maintainability, reliability, schedule, data processing reserves, and future growth requirements. The system engineering management program shall be described in the PMP.

The Contractor shall maintain effective control over the system engineering and design development process, including subcontract items and services, to ensure cost, performance, and schedule requirements are met, to provide early detection and resolution of problems, and to reduce risk. The Contractor shall specify a primary point of contact for system engineering issues.

      3.1.1.2     SOFTWARE ENGINEERING MANAGEMENT

The Contractor shall describe in the PMP its plans for acquiring and developing the required software, including firmware, to meet contract requirements. The PMP shall identify a primary point of contact for software engineering issues.

      3.1.1.3     RISK MANAGEMENT/ASSESSMENT

The Contractor shall identify cost, schedule and technical risks and describe how it will effectively manage these risks throughout the performance of this contract. The Contractor shall describe its risk management techniques in the PMP. Significant risks shall be identified and discussed in the PMP.

The Contractor shall quantify risks with respect to the impact on integration, installation, performance, technical parameters, schedule, and cost. The Contractor shall identify risks and assign a priority for developing a recommended course of action. The Contractor shall develop and maintain a list identifying, analyzing, and classifying program risks. Program risks shall be classified as low, medium, or high. The Contractor shall conduct risk mitigation planning for risks considered medium or high. The Contractor shall provide the status of and mitigation actions for identified program risks at Program Management Reviews (PMRs) and in the Program Status Reports (PSRs).

      3.1.1.4     REQUIREMENTS MANAGEMENT

The Contractor shall document and manage all EDS requirements. The Contractor shall include requirements traceability in all design and test documents. Traceability shall be maintained for forward and backward reference. This information shall be updated as necessary throughout the life of the contract, and provided to the government as part of the monthly PMR and the program status reporting requirement.

         CDRL A002    REQUIREMENTS TRACEABILITY REPORT

      3.1.2       PROGRAM CONTROL

A clear line of project authority shall exist among all organizational elements. The Contractor shall report on cost, schedule, and technical progress in meeting reviews/status reports. Program

Status Reports shall be provided monthly and shall address cost, schedule, technical and status of deliverables. The reports shall address problems/risks in the Contractor's functional areas (see paragraph 3.1.1 above).

         CDRL A003    PROGRAM STATUS REPORT (PSR)

3.1.2.1  EQUIPMENT DATABASE

The Contractor shall create and maintain an equipment database. This database shall be a collection of data that for each individual EDS, identifying Contract Delivery Order (DO), installation site location, airline (or other responsible user), forecast test schedule, actual/anticipated government acceptance date, Manufacturer's serial number, government Bar Code, equipment model, equipment options included, modem electronic identification, and contacts for airline and government witness for site acceptance test. In addition, any maintenance or warranty action performed on the system after delivery to the site shall be noted. This information shall be updated as necessary throughout the equipment life cycle.

         CDRL A004    EQUIPMENT DATABASE

      3.1.2.2     PROGRAM TROUBLE REPORT DATABASE

The Contractor shall establish and maintain a Program Trouble Report (PTR) database. This database shall be a collection of data that documents problems relative to the design, production, and test of EDS hardware and software. The Contractor's PTR procedures shall be documented in the PMP.

      3.1.2.3     PROGRAM DOCUMENT LIBRARY

The Contractor shall maintain a digital Program Document Library (PDL) that contains all documents/data generated by the Contractor or provided to the Contractor by the government during the performance of this contract. The Contractor shall provide authorized government personnel access to the PDL. The list of documents included in the PDL shall be listed in the Document Library Index (DLI). Documents/data provided by government in paper only format are exempt from digital storage requirement.

         CDRL A005    DOCUMENT LIBRARY INDEX (DLI)

      3.1.2.4     ACCESSION DATA

The Contractor shall provide a list of Contractor internal data with the exception of proprietary data that has been generated by the Contractor in compliance with the work effort described in this SOW.

         CDRL A006    DATA ACCESSION LIST

      3.1.3       SUBCONTRACTOR MANAGEMENT

The Contractor shall review each subcontractor's technical progress on all assigned tasks and include such technical progress and status information in program reviews.

      3.1.4       INTEGRATED LOGISTICS SUPPORT MANAGEMENT

The Contractor shall establish and maintain an Integrated Logistics Support
(ILS) program to ensure the EDS is fully supported throughout its life cycle. The Contractor shall designate a primary point of contact for coordination with the government on all matters relating to the management of the ILS program.

      3.1.4.1     ILS PROGRAM PLANNING

The Contractor shall prepare an Integrated Support Plan (ISP). The ISP shall provide a detailed description of the plans, procedures, actions, events (including schedules), and organization that the Contractor intends to employ to accomplish the life cycle ILS program under this contract. The Contractor shall maintain the ISP to reflect the current program status and shall update the plan to reflect changes emanating from program changes, reviews and other actions affecting the logistics support aspects of the program.

         CDRL A008    INTEGRATED SUPPORT PLAN (ISP)

      3.1.5       POST AWARD CONFERENCE

A post award conference will be conducted at the Contractor's facility within 30 calendar days after contract award. The government will designate conference attendees and will identify any unique conference support requirements. The Contractor will provide the minutes for the conference.

         CDRL A009    MEETING MINUTES

3.2      QUALITY PROGRAM

      3.2.1       QUALITY ASSURANCE

The Contractor shall establish, implement and maintain a documented quality system in accordance with section E of the contract as a means of assuring compliance with all requirements of the contract.

All spare parts shall be inspected and tested following the same procedures used for primary equipment components. The Contractor shall identify to the government the location where these inspections and tests will take place.

The Contractor shall require that sub-suppliers have an appropriate documented quality system that controls the quality of the services and supplies provided.

         CDRL A010    QUALITY SYSTEM PLAN (QSP)

      3.2.2       QUALITY ASSESSMENT

The Contractor shall support an initial quality assessment conducted by the government Quality Reliability Officer (QRO) within 60 days after the approval of the QSP. The assessment will determine the capability of the Contractor's Quality System to comply with the contract requirements. The duration of the assessment will be approximately one week. Any discrepancies discovered during the assessment shall be corrected in a reasonable time frame so as not to affect the performance of the contract.

3.3      CONFIGURATION MANAGEMENT PROGRAM

      3.3.1       CONFIGURATION MANAGEMENT

The Contractor shall establish, implement and maintain a Configuration Management (CM) Program using MIL-STD-973, "Configuration Management," as tailored in this section of the SOW. The CM program shall provide an organizational structure with configuration identification and control methods, configuration audits, and configuration status accounting procedures for hardware and software. The Contractor shall identify a single focal point, under the Program Manager, who will serve as the primary point of contact for all communication on CM-related issues. The CM requirements are applicable to all deliverables under this contract. The Contractor shall follow MIL-STD-973, Paragraph 4 - GENERAL REQUIREMENTS, including subparagraphs. Note: Any reference to "Military" in the MIL-STD is to be interpreted as the government for this contract.

      3.3.1.1     CONFIGURATION MANAGEMENT PLAN

The Contractor shall develop a Configuration Management Plan (CMP) using MIL-STD-973 subparagraph 5.2.1 and Appendix A.

         CDRL A011    CONFIGURATION MANAGEMENT PLAN (CMP)

      3.3.1.1.1   CONFIGURATION BASELINES

The Contractor shall maintain the configuration baseline and the required documentation to support this baseline. The approved Product Baseline will be established after successful completion of the Functional Configuration Audit/Physical Configuration Audit (FCA/PCA). MIL-STD-973 paragraph 5.3.4 and subparagraphs 5.3.4.1, 5.3.4.1.3 and 5.3.4.2 shall be followed for establishing and maintaining the Product Baseline.

3.3.2    CONFIGURATION IDENTIFICATION

The Contractor's PDL shall retain all documentation for identification, control and status accounting of all Configuration Items (CIs) throughout the program life cycle. The Contractor shall identify each CI and its configuration documentation in accordance with MIL-STD-973 paragraph 5.3.6 and subparagraphs
5.3.6.3 through 5.3.6.6, 5.3.6.6.2, 5.3.6.7, 5.3.6.7.1 through 5.3.6.7.3. The configuration item identification shall be available in a Master Configuration Item Listing (MCIL).

         CDRL A012    MASTER CONFIGURATION ITEM LISTING (MCIL)

3.3.3    CONFIGURATION CONTROL

The Contractor shall apply configuration control measures to each baseline CI, and its configuration documentation in accordance with MIL-STD-973 paragraph
5.3.5 and subparagraph 5.3.5.1. The Contractor's configuration control system shall provide effective means, as applicable, for proposing changes to CIs and ensuring implementation of the approved change. The Contractor shall maintain configuration control of hardware, software, firmware, and developmental/commercial documentation. The Contractor shall maintain configuration control of hardware to the Line Replaceable Unit (LRU) level and software to the version level.

      3.3.3.1     ENGINEERING CHANGE PROPOSALS (ECPS)

The Contractor shall establish and maintain a system for control and submittal of engineering changes in accordance with MIL-STD-973 paragraph 5.4 including all subparagraphs except the following: 5.4.2.3.3.1.2, 5.4.2.3.5.1, 5.4.2.3.5.2,
5.4.2.3.6.2 - 5.4.2.3.6.5, 5.4.2.4.4, and 5.4.2.4.5.

         CDRL A013    ENGINEERING CHANGE PROPOSAL (ECP)

      3.3.3.2     REQUEST FOR DEVIATION (RFD)

The Contractor shall establish and maintain a system for control and submittal of deviations in accordance with MIL-STD-973 paragraph 5.4.3 and subparagraphs.

         CDRL A014    REQUEST FOR DEVIATION (RFD

      3.3.3.3     REQUEST FOR WAIVER (RFW)

The Contractor shall establish and maintain a system for control and submittal of waivers in accordance with MIL-STD-973 paragraph 5.4.4 and subparagraphs.

         CDRL A015    REQUEST FOR WAIVER (RFW)

      3.3.4       CONFIGURATION STATUS ACCOUNTING

The Contractor shall maintain a Configuration Status Accounting (CSA) Information System to assure accurate identification of each CI. The Contractor shall ensure that the CSA information is available for review by the government, upon request. The CSA information shall be available in the Contractor's PDL as a monthly Configuration Status Accounting Report (CSAR). The Contractor shall use MIL-STD-973 paragraph 5.5 and associated appendices for guidance in establishing the CSA Information System. The CSA System shall be described in the CM Plan.

         CDRL A016    CONFIGURATION STATUS ACCOUNTING REPORT (CSAR)

3.3.5    CONFIGURATION AUDITS

The Contractor shall support configuration audits using MIL-STD-973 paragraph
5.6 and subparagraphs. The Contractor shall prepare and submit a Configuration Audit Plan for FCA/PCA. The Contractor shall be responsible for ensuring that subcontractors, vendors, and suppliers participate in the configuration audits, as proposed and approved via the Configuration Audit Plan. The Contractor shall prepare and submit a Configuration Audit Summary Report documenting the findings of each audit.

         CDRL A017    CONFIGURATION AUDIT PLAN

         CDRL A018    CONFIGURATION AUDIT SUMMARY REPORT

      3.3.5.1     FUNCTIONAL CONFIGURATION AUDIT

The Contractor shall support a Functional Configuration Audit (FCA) using MIL-STD-973 as guidance. The FCA shall be conducted in conjunction with the First Article Test and Evaluation (FAT&E). The FCA will include the verification of system and individual requirements irrespective of the test guidance provided from any requirements or verification test matrix. The intent is to audit the attainment of all functional requirements and to validate their attainment during the FCA. Upon successful completion of the FCA a Physical Configuration Audit will be performed.

      3.3.5.2     PHYSICAL CONFIGURATION AUDIT

The Contractor shall support a Physical Configuration Audit (PCA) of a first production article EDS prior to the start of production. Subcontractor, vendor, and supplier PCAs shall be performed for CIs developed for the EDS procurement or modified for use by other than the EDS prime Contractor. Successful completion of the PCA shall include, but not be limited to, successful conclusion of FCA and government approval of the Contractor's final submission of the associated CDRL items.

3.4      MEETING AND REVIEWS

The Contractor shall conduct meetings and reviews in accordance with the government approved PMP and this SOW. The Contractor shall prepare and submit a meeting agenda and presentation materials. The Contractor shall be prepared to substantiate assumptions made and methodologies used in arriving at recommendations or conclusions. The Contractor shall record meeting minutes during all meetings. The Contractor shall prepare formal written minutes, accompanied by a summary of action items and all presentation materials used, for government approval. Meetings and reviews shall not be considered finalized until the government has approved the minutes.

Support provided by the Contractor shall include, but is not limited to, facilities, materials, office equipment, clerical personnel, mockups, technical data, and subcontractor participation (when appropriate).

         CDRL A009    MEETING MINUTES

      3.4.1       PROGRAM MANAGEMENT REVIEWS

The Contractor shall be responsible for conducting monthly Program Management Reviews (PMRs) at the Contractor site, Herndon, VA, or an alternate site specified by the government. The Contractor's PMRs shall be targeted for no more than one day in length. Attendance will generally be limited to 10-15 key government personnel and 5-10 Contractor personnel. PMRs shall include, at a minimum, a review of all pertinent technical, schedule and cost aspects of the contract, including an estimate of the work to be accomplished in the next month; current performance measurement information; and current and anticipated technical and implementation problems. The Contractor shall identify risks and assign a priority for developing a recommended course of action. The government reserves the right to replace a formal monthly review with a less formal update completed by teleconference, to change the location of the reviews at any time, and to increase or decrease the frequency of reviews as required. The results of the PMR will be documented and the minutes submitted for government review and approval.

      3.4.2       TECHNICAL INTERCHANGE MEETINGS (CLIN 0004)

The Contractor shall conduct and administratively support periodic Technical Interchange Meetings (TIMs) at the Contractor's facility. If requested, TIMs may also be conducted in Herndon, VA, or at another location approved by the government. During the TIMs, the Contractor and the government will discuss specific technical activities, including studies, design issues, technical decisions, test plans, test results, and implementation concerns to ensure continuing government visibility into the technical progress of the contract.

3.5      SYSTEM DESIGN

      3.5.1       HARDWARE

      3.5.1.1     STAND ALONE (SA) EDS (CLIN 0001)

The Contractor shall maximize the use of COTS hardware and software to meet the contract requirements. The use of commercial item hardware does not exempt the Contractor from complying with the contract requirements. The Contractor shall ensure that all hardware, software, and documentation required for the operation and support of the Stand Alone (SA) EDS is provided as part of the supplies and services provided herein. The Contractor shall satisfy all the requirements for SA Explosives Detection System (EDS) in Specification STDOEDS-0002A. All equipment models are subject to government approval for each installation site configuration.

      3.5.1.2     INTEGRATED EDS

      3.5.1.2.1   INTEGRATED EDS - HIGH SPEED (CLIN 0002)

The Contractor shall maximize the use of COTS hardware and software to meet the contract requirements. The use of commercial item hardware does not exempt the Contractor from complying with the contract requirements. The Contractor shall ensure that all hardware, software, and documentation required for the operation and support of an Integrated EDS is provided as part of the supplies and services provided herein. The Contractor shall satisfy all the requirements for an Integrated (EDS) in Specification STDO-EDS-0001B. All equipment models are subject to government approval for each installation site configuration.

      3.5.1.2.2   INTEGRATED EDS - MEDIUM SPEED (CLIN 0003)

The Contractor shall maximize the use of COTS hardware and software to meet the contract requirements. The use of commercial item hardware does not exempt the Contractor from complying with the contract requirements. The Contractor shall ensure that all hardware, software, and documentation required for the operation and support of a Integrated EDS is provided as part of the supplies and services provided herein. The Contractor shall satisfy all the requirements for Partially Integrated (EDS) in Specification STDO-EDS-0001B. All equipment models are subject to government approval for each installation site configuration.

      3.5.2       SOFTWARE

The Contractor shall acquire/develop, document, test, and manage all system software provided or developed under this contract. The Contractor shall employ best commercial practices as guidance for all software engineering requirements.

The Contractor shall permit authorized government personnel or designees to inspect all software documentation with the exception of proprietary information. The Contractor shall make available to the government for review, the information, practices, procedures, or documentation developed or purchased by the Contractor or its subcontractors solely for the EDS software program. The Contractor shall allow the government to witness any test associated with the software development or integration of software developed solely for the EDS program. The Contractor shall establish an escrow account in accordance with section H.10 of the contract.

      3.5.2.1     SOFTWARE METRICS

As a minimum, the Contractor shall track the following software metrics:

      (1)         Program Trouble Reports (PTRs) open/closed items.

All tracked software metrics that result in a software patch issued as a deviation or change shall be reported in the monthly PSR and discussed at each PMR.

      3.5.2.2     SOFTWARE PROGRAM TROUBLE REPORT

The Contractor shall develop and implement internal procedures to identify, report, monitor, and resolve all software and/or software-related problems. All such software-related problems shall be documented in the PTR database. The Contractor shall include software-related problems identified by both the Contractor and the government, and those identified by other users that have an impact on the EDS functionality. The PTR database shall contain the master copy of all PTRs.

3.6      SYSTEM REFRESH, UPGRADE, AND TECHNOLOGY INFUSION

The Contractor may provide routine updates, upgrades, design modifications, and performance improvements for Product Baselined EDS systems. Additionally, the Contractor is encouraged to independently propose, engineering changes to Product Baselined EDS systems or other requirements of this contract due to available technology enhancements. These enhancements may be proposed to save money or energy, improve performance, satisfy increased data processing requirements, or for the replacement of equipment and software due to technological advancement. All such proposed modifications to Product Baselined EDS system shall be accomplished as Engineering Changes under the Configuration Management Program. The Contractor shall include a risk benefits analysis to include life cycle and transition planning for any proposed modification.

3.7      TEST AND EVALUATION (T&E)

      3.7.1       TEST AND EVALUATION PROGRAM

      The Contractor shall:

               (1)     Plan and conduct Contractor tests;

               (2) Support government conducted acceptance testing and continuous assessment; and

               (3) Provide maintenance supporting during operational and field testing.

      3.7.1       GENERAL TEST PROGRAM REQUIREMENTS

The Contractor's responsibilities for the EDS test program shall include the following activities:

+         (1)      Provide and maintain a single point of contact for the T&E program;

         (2) Conduct and/or support those T&E program activities described within this SOW and the Stand Alone Explosives Detection Systems (EDS) Specification STDOEDS-0002A and Integrated Explosive Detection System (EDS) Specification STDO-EDS-0001B and;

+         (3)      Develop a Master Test Plan (MTP), for government approval, to describe the Contractor's EDS test program. The MTP shall describe the Contractor's tests (both internal and government required) include detailed schedules for conduct of each test. The MTP shall identify Stand Alone Explosives Detection Systems (SA EDS) Specification STDO-EDS-0002A and Integrated Explosive Detection System (EDS) Specification STDO-EDS-0001B requirements to be verified by each test, with general descriptions of methods to be used for verification. A Contractor Verification Requirements Traceability Matrix
                  (VRTM) shall be included and list each requirement to be verified in each test with a reference to the appropriate requirement paragraph;

         (4) Develop Contractor test plans and procedures. The Contractor test procedures shall be provided for government approval 30 days prior to planned start of a formal test;

         (5) Conduct, or support the government in conducting, a Test Readiness Review (TRR) prior to performing any formal test;

         (6) Notify the government at least seven (7) days prior to commencement of all formal Contractor conducted T&E, and permit the government to witness the test;

         (7) Conduct tests according to Government approved test plans, test cases, and test procedures. Tests may be witnessed by an authorized Government representative;

         (8) Perform all data reduction associated with Contractor testing, and furnish analysis methods and results to support claims of T&E success;

         (9) If requested by the government, provide within fifteen days after the completion of a formal Contractor conducted test copies of all original data collected during the Contractor-conducted test;

         (10) Develop Factory Acceptance Test (FAT) plans and procedures for EDS. The FAT procedures shall be provided for government approval 30 days prior to submitting the first EDS for FAT;

         (11) Conduct FAT on each EDS prior to shipping to the sites for installation and report the results; and

         (12) Develop Site Acceptance Test (SAT) plans and procedures for EDS. The SAT procedures shall be provided for government approval at the same time the FAT procedures are submitted.

         CDRL A021    MASTER TEST PLAN (MTP)

      3.7.1.2     GENERAL TEST REQUIREMENTS

The Contractor shall, at a minimum, verify each of the Stand Alone Explosives Detection Systems (EDS) Specification STDO-EDS-0002A and Integrated Explosive Detection System (EDS) Specification STDO-EDS-0001B requirements in at least one test procedure as a system. Prior to commencing testing, the Contractor shall identify the configuration of the system to be tested. The configuration shall not be changed or modified during test and evaluation without concurrence from the government. During Contractor testing, the Contractor shall ensure that each test procedure is considered complete only when the test executes without aborts or errors, unless attributable to a procedure that has been acknowledged as faulty by the government. The Contractor shall conduct T&E using Contractor developed and government approved test plans and procedures. Any change to approved Contractor T&E procedures shall be approved by the government prior to implementation.

The Contractor shall provide the necessary test equipment and shall ensure its availability, proper calibration, full operational status, and operation as documented by the test equipment manufacturer. The Contractor shall obtain prior written approval from the government before using unique or modified commercial test equipment not specified in the approved test plans and procedures. In the event of test equipment failure, test equipment damage, or faulty operation, the government may require the Contractor to verify calibration of any test equipment provided by the Contractor.

The Contractor shall record all inputs, outputs, and test results as described in the approved test procedures. Anomalies, test deviations, test equipment substitutions, members of the test team, and any other significant events and the start and stop time for each test shall be documented in the Contractor's test logbook.

The Contractor shall record in the Program Trouble Report (PTR) Database each failure or problem (system, hardware, or software) discovered and fully document the problem including corrective actions taken.

      3.7.1.3     TEST READINESS REVIEW

The Contractor shall support the government's Test Readiness Review (TRR) prior to conduct of all testing. The TRR shall include, but not be limited to the following: contract number/delivery order number/line item/serial number of the unit(s) to be tested, type of test to be conducted, open test anomalies observed to date, deviations/waivers requested and/or approved, open ECP(s), test procedure status (approved/disproved, version/date), configuration of the unit(s) (serial number(s)/revision level(s)) to be tested, software version.

      3.7.1.4     TEST AND EVALUATION PLANNING

The Contractor shall prepare the following test plans/procedures for government approval in advance of initiating the test program. These plans and procedures shall be designed to ensure the tests are capable of being repeated with substantially similar results. Each plan shall include a detailed schedule for conduct of the test. The plan/procedure shall identify specification and lower-level derived requirements to be verified by the test, with general descriptions of methods to be used for verification. The Contractor VRTM shall be included in each test plan/procedure and list each specification and lower-level derived requirement to be verified in that test with a reference to the appropriate requirement paragraph.

      3.7.1.4.1   FIRST ARTICLE TEST AND EVALUATION

If directed by the government, a First Article Test and Evaluation (FAT&E) shall be performed on the Contractor's initial, pre-production model to verify compliance with all contract requirements. FAT&E shall include those test requirements that are best suited to an EDS operational environment (e.g., power, voltage, electromagnetic, stress, loading, live interfaces, alarm resolution). This test will be performed concurrent with the Functional Configuration Audit (FCA), and will verify each requirement in the Stand Alone Explosives Detection Systems (EDS) Specification STDO-EDS-0002A, Integrated Explosive Detection System (EDS) Specification STDO-EDS-0001B and each requirement in DOT/government/AR-97/67, Functional Requirements for Threat Image Projection Systems on X-Ray Machines.

      3.7.1.4.1.1 FIRST ARTICLE TEST AND EVALUATION PLAN

The Contractor shall prepare and submit a FAT&E Plan that describes methods for testing and evaluating the EDS system. The plan shall define the range of tests, system initialization requirements, input data, expected output, and the criteria for evaluating test results. The Contractor shall identify all test and evaluation resources required, including personnel, equipment, facility support, and schedules.

         CDRL A022    FIRST ARTICLE TEST AND EVALUATION (FAT&E) PLAN

3.7.1.4.1.2    First Article Test and Evaluation Procedures and Report

The Contractor shall prepare and submit FAT&E Procedures. The Contractor shall ensure that the test procedures indicate traceable paths to the approved Contractor VRTM. The Contractor shall prepare a First Article Test and Evaluation (FAT&E) Report at the conclusion of the evaluation.

         CDRL A023    FIRST ARTICLE TEST AND EVALUATION (FAT&E) PROCEDURES

         CDRL A024    FIRST ARTICLE TEST AND EVALUATION (FAT&E) REPORT

3.7.1.4.2         CONTRACTOR CERTIFICATION OF UNDERWRITER'S LAB CONFORMANCE

The Contractor shall provide an independent Certificate of Conformance to verify compliance to applicable safety standards for fire and shock hazard. The Contractor is solely responsible for obtaining certification from an independent audit/test agency.

      3.7.1.4.3   FACTORY ACCEPTANCE TEST

The Contractor shall conduct Factory Acceptance Test (FAT) for each EDS in accordance with the FAT plan and procedure prepared by the Contractor, and approved by the government. The FAT will be witnessed by government-designated representative(s).

      3.7.1.4.3.1 FACTORY ACCEPTANCE TEST PLAN

The Contractor shall prepare and submit a FAT Plan that describes methods for testing, evaluating, and accepting EDS systems at the Contractor site for shipment to delivery sites. The FAT plan shall define the range of tests, system initialization requirements, input data, expected output, and the criteria for evaluating test results. The Contractor shall identify schedules and all test and evaluation resources required, including personnel, equipment, and facility.

         CDRL A025    FACTORY ACCEPTANCE TEST (FAT) PLAN

      3.7.1.4.3.2 FACTORY ACCEPTANCE TEST PROCEDURES AND REPORTS

The Contractor shall prepare and submit Factory Acceptance Test (FAT) Procedures. The Contractor shall use the FAT Procedures for each FAT. The Contractor shall ensure that the test procedures indicate traceable paths to the approved Contractor VRTM. The Contractor shall prepare a Factory Acceptance Test
(FAT) Report at the conclusion of each test.

         CDRL A026    FACTORY ACCEPTANCE TEST (FAT) PROCEDURES

         CDRL A027    FACTORY ACCEPTANCE TEST (FAT) REPORT

      3.7.1.4.4   SITE ACCEPTANCE TEST

The Contractor shall setup and configure each EDS for Site Acceptance Test
(SAT). The Contractor shall conduct a SAT at every delivery site location for each EDS installed in accordance with the government approved SAT plan and procedure. The SAT will confirm that the EDS is properly setup and operationally configured, has not been damaged during shipping, and remains in compliance with contractual requirements. The SAT will be witnessed by government-designated representative(s).

      3.7.1.4.4.1 SITE ACCEPTANCE TEST PLAN

The Contractor shall prepare and submit a Site Acceptance Test (SAT) Plan that describes methods for testing, evaluating, and accepting the EDS at each site. The Contractor's SAT plan shall define the range of tests, system initialization requirements, input data, expected output, and the criteria for evaluating test results. The Contractor shall identify all test and evaluation resources required, including personnel, and equipment.

         CDRL A028    SITE ACCEPTANCE TEST (SAT) PLAN

      3.7.1.4.4.2 SITE ACCEPTANCE TEST PROCEDURES AND REPORTS

The Contractor shall prepare and submit Site Acceptance Test (SAT) Procedures that detail the step-by-step test process to be conducted during each SAT. In an addendum to the SAT procedures, the Contractor shall provide procedure updates necessary to address site unique configurations and capabilities. The Contractor shall ensure the test procedures indicate traceable paths to the approved Contractor VRTM. The Contractor shall prepare a Site Acceptance Test (SAT) Report at the conclusion of each test.

         CDRL A029    SITE ACCEPTANCE TEST (SAT) PROCEDURES

         CDRL A030    SITE ACCEPTANCE TEST (SAT) REPORT

      3.8         TECHNICAL MANUALS

The Contractor shall develop and deliver EDS Technical Manuals to support the EDS.

         (1) An Operations Manual for all tasks to be performed by the operator/screener including state management, alarm resolution, training and limited diagnostics and maintenance shall be developed. The manual shall provide sufficient guidance for task performance. The manual will include instructions for daily operational use of the OTK.

         (2) A Maintenance Manual to support on site maintenance performed by maintenance technicians at the EDS sites shall be developed. The Maintenance Manual shall indicate the type of maintenance action and frequency. The manual shall contain instructions on how to perform the action. The manual and instructions shall be written at a level to allow on-site air carrier maintenance personnel to perform preventive/ scheduled maintenance and repair actions.

         (3) An Installation/Integration Manual to support the installation, setup, and configuration of EDS system shall be developed.

Supplemental data to augment the COTS and Commercially Available Software data shall be developed as required and provided to make the technical manuals fully acceptable for use in the EDS environment. The supplemental data development shall use FAA-D-2494/B, Appendix I, Commercial Instruction Books, as a guide. Although the government will not be actively performing network management and remote monitoring and control, the Maintenance Manual shall include a section that describes operation and maintenance of the Contractor's network management and remote monitoring and control system functions and procedures.

The Contractor shall ensure and certify that all technical manuals are current, accurate, and complete before submitting to the government for validation and acceptance.

         CDRL A031    OPERATIONS MANUAL

         CDRL A032    MAINTENANCE MANUAL

         CDRL A033    INSTALLATION/INTEGRATION MANUAL

         CDRL A034    SITE INSTALLATION PLANNING GUIDE

3.9      SITE INSTALLATION FOR CLINS 0001, 0002 AND 0003


3.9.1    SITE INSTALLATION SUPPORT

The Contractor shall perform all activities necessary to assemble, and perform final system checkout of the EDS in preparation for site acceptance test (SAT). The Contractor shall coordinate the installation activities with the government system integration Contractor.

The Contractor shall prepare the EDS and associated equipment for shipping to an airport receiving dock or to other location. The Contractor shall utilize shipping crates of appropriate sizes to allow movement through airport terminal areas. The maximum size of any individual system crate, or package, will not exceed external dimensions that allow for ease of transportability through airport terminal areas from the equipment delivery point to its final location at the airport site.

Unless otherwise provided for through additional tasking, the Contractor shall not be responsible for site installation engineering.

      3.9.2       SITE INSTALLATION ENGINEERING (CLIN 3000)

The Contractor shall install and integrate EDS when directed by the CO by individual delivery orders. The Contractor shall ensure proper operation when connected to existing baggage handling equipment and external interfaces. The Contractor shall obtain all necessary approvals, permits, and authorizations required for providing utilities (heating, ventilating, air-conditioning, power, and telecommunications) and space for the EDS installation. The Contractor shall take into account terminal main doorway openings, doorway clearances, floor ramps and other physical constraints. The Contractor shall resolve all installation-related issues.

      3.9.2.1     GOVERNMENT SITE MANAGER/REPRESENTATIVE

The government will designate a site manager for each equipment installation. The site manager will be the primary point of contact for each installation to assist in the facilitation of the installation and will receive copies of all plans, reports, and any additional documentation pertaining to that site. The site manager will be included in all communication and resolution of site installation issues. The site manager will coordinate with the Contracting Officer Technical Representative (COTR), and the CO as necessary, to resolve site installation matters. The site manager does not have the authority to make changes to scope, price, schedule, or terms and conditions of the contract. In addition, the site manager does not have the authority to sign contractual documents, order contract changes, modify contract terms, or create any commitment or liability on the part of the government different from that set forth in the contract.

      3.9.2.2     SITE COORDINATION

The Contractor shall coordinate with Government Site Manager/representative, other government contractors, airport and air carrier representatives, and stakeholders for specific EDS installation sites.

      3.9.2.3     SITE INSTALLATION ENGINEERING

The Contractor shall integrate and install the EDS. The site installation engineering and design analysis will determine the placement of equipment to optimize baggage handling based on airline schedule, airline operational factors, and airport facility layout. The designs shall reflect the capability to handle peak load of baggage on the busiest days of the year. The Contractor shall ensure that equipment physical environmental guidelines are taken into account including any special structural foundation and mechanical requirements. All security equipment shall be physically positioned in accordance with the equipment installation guidelines and air carrier operational requirements. The equipment layout must, to the extent possible, provide clear and unrestricted access to any rack or equipment unit, including consoles, to permit equipment maintenance or removal.

      3.9.2.4     SITE SURVEYS AND SITE SURVEY REPORTS

The Contractor shall prepare and submit a Site Survey Report (SSR) for each EDS installation site. The Contractor shall coordinate with the COTR concerning access to an EDS installation site at least thirty (30) days prior to performing the required site surveys. The surveys of the site will consider special service requirements for electrical power, climate control, communication services, floor loading, equipment handling, and access clearance requirements. The Contractor shall collect and analyze data, conduct necessary demand and baggage flow modeling, and consult with the appropriate airline and airport representatives to determine any special operational or facility considerations including existing or planned terminal modification or construction that will be accommodated. The site surveys will describe the site preparation requirements, site-specific deficiencies, and provide detailed estimates of cost, schedule and major milestone to complete integration, installation, acceptance testing and initial operational capability. The site survey report will include the advantages and disadvantages of each installation option presented in the site survey. The Contractor shall provide a complete, accurate, and validated set of installation drawings for each site where the equipment is installed. The Contractor shall also ensure that the SSR satisfies the following site implementation requirements:

         (1)      Installation complies with NEC NFPA-70;

         (2) Equipment grounding, bonding, shielding, and transient protection shall comply with FAA-STD-020B Section 3.8.5;

         (3) Mounting of cabinets and installation of equipment complies with state and local building codes; and

         (4) Seismic requirements as specified in the Uniform Building Code, Section 2312 and Table 23-J.

         CDRL B001    SITE SURVEY REPORT

      3.9.2.5     SITE INSTALLATION PLAN

After all issues resulting from the site survey have been resolved the government will notify the Contractor of the acceptance of the SSR. After SSR approval the Contractor shall prepare and submit a Site Installation Plan (SIP) detailing all steps to be conducted throughout the installation and integration process. The Contractor must ensure that equipment physical environmental guidelines are taken into account including any special structural foundation and mechanical requirements. After government approval of the SIP, the Contractor shall perform site preparations in accordance with the plan. The Contractor shall conduct pre-construction meeting with the sub-contractor (s) prior to equipment installation to ensure that the site preparation is done in accordance with the SIP.

         CDRL B002    SITE INSTALLATION PLAN (SIP)

      3.9.2.5.1   MULTIPLE SITE SURVEYS

The Contractor shall not perform additional surveys at the same air carrier terminal site without specific written authorization from the government's COTR.

      3.9.2.6     EQUIPMENT INSTALLATION

Installation, integration and testing of EDS will not, to the extent possible, disrupt, or interfere with airline or airport operations. The Contractor shall work in conjunction with the government Site Manager/Representative. The Contractor shall ensure that the installation activities are coordinated, prior to installation, with the sites to minimize the impact on day-to-day operation of the sites and their related systems. Any disruptions or interference with airline or airport operations that cannot be avoided shall be closely coordinated with and approved in advance by the affected parties prior to commencement of such activities. The Contractor shall perform work at night, weekends, or other varied non-operational hours when required. If dismantling of existing airline or airport facilities or equipment or other measures is necessary to complete the installation, the Contractor shall be responsible for the full restoration to pre-installation conditions of these unrelated facilities or equipment. Site Installation will encompass the test and evaluation requirements listed in paragraph 3.7.1.4.4 of this SOW. The Contractor shall remove all debris from the site following site preparation and installation activities.

      3.9.2.7     EQUIPMENT RELOCATION

In the event an EDS needs to be relocated from or within an installed site, the Contractor shall inventory, pack, and perform all activities associated with the preparation for relocation of the hardware when directed by the CO. The Contractor shall remove all debris on the site resulting from relocation.

      3.9.2.8     EQUIPMENT REMOVAL

In the event an EDS needs to be removed from an installed site, the Contractor, if directed by the CO, shall inventory, pack, and perform all activities associated with the preparation for shipping of the removed hardware. The Contractor shall remove all debris on the site resulting from removal.

      3.9.3       FIRST ARTICLE UNITS

First Article units, if required, under CLIN 0001 and CLIN 0002 shall be housed at the Contractor's facility until such time the government requires delivery to a site. The government anticipates that the First Article units will be the last units shipped under this contract. These units shall be maintained under strict configuration management per Section 3.3 of this SOW, and will be considered as the product baseline for the entire inventory. The contractor shall not alter this unit in any way without the express approval of the government.

If approved by the government the contractor may be allowed to install proposed ECPs for government evaluation. The First Article unit(s) shall be restored to the approved government configuration baseline as soon as testing or evaluation is completed, or when directed by the government.

3.10     SECURITY

The Contractor shall develop, apply and maintain effective security practices in accordance with the following requirements:

      49 CFR Part 1520 Protection of Sensitive Security Information

      ACS Memorandum, Classification Guide for FAA Explosive Detection System Information and Data, November 21, 1990

      Contract Security Classification Specification, DD Form 254

      FAA Order 1600.2D, Safeguarding Controls and Procedures For Classified National Security Information and Sensitive Unclassified Information

         CDRL A038    PERSONNEL LIST

         CDRL A039    FACILITY SECURITY CERTIFICATE

The Contractor must request written government approval prior to release of any information text, images or video associated with this contract.

The Contractor shall document all incidents through the Physical and Communications Security Breach/Incident Report. The Contractor shall notify the COTR of such incidents, which include:

         (1) Actual or suspected unauthorized attempts to penetrate an EDS through the remote workstation or remote functions;

         (2) Actual or suspected unauthorized attempts to penetrate the EDS through the Contractors Remote Maintenance Monitoring Facility or Contractor's support facility;

         (3) Actual or suspected unauthorized penetration of the Contractor's EDS support facility or Remote Maintenance Monitoring facility(s); and

         (4)      Actual or suspected attempt to subvert the EDS.

         CDRL A040    PHYSICAL AND COMMUNICATIONS SECURITY BREACH/INCIDENT
         REPORT

3.11     (RESERVED)

3.12     EQUIPMENT (CLIN 0005)

      3.12.1      POWERED INCLINE CONVEYOR (CLIN 0005A)

The Contractor shall deliver and install a powered incline entrance conveyor for semi-automated luggage loading.

      3.12.2      POWERED FLAT CONVEYOR (CLIN 0005B)

The Contractor shall deliver and install a powered flat entrance conveyor for semi-automated luggage loading.

      3.12.3      BAGGAGE EXIT SLIDE (CLIN 0005C)

The Contractor shall deliver and install a bag exit slide or conveyor. The exit slide or conveyor shall be sloped from the SA EDS Pass Through exit to ground level with a bag stop.

      3.12.4      LUGGAGE POSITIONING ADAPTER (CLIN 0005D)

The Contractor shall deliver and install a luggage positioning adapter for the medium speed Integrated EDS. This adapter will position luggage to from the BHS conveyors into the medium speed EDS.

      3.12.5      STANDALONE TRAINING SIMULATOR (CLIN 0005E) (MEDIUM SPEED EDS)

An EDS Standalone Training Simulator shall be provided that includes the same screener/operator interface as the EDS. The training simulator shall be a Commercial Off-The-Shelf (COTS) platform that simulates real time operation of the EDS. The simulator shall include a printer.

3.12.6   Standalone Training Simulator (CLIN 0005F) (High Speed EDS)

An EDS Standalone Training Simulator shall be provided that includes the same screener/operator interface as the EDS. The training simulator shall be a Commercial Off-The-Shelf (COTS) platform that simulates real time operation of the EDS. The simulator shall include a printer.

      3.12.7      PROGRAMMABLE LOGIC CONTROL (PLC) (CLIN 0005G)

The contractor shall provide a programmable logic control (PLC) device to interface BHS with the medium speed Integrated EDS.

      3.12.8      REMOTE IMAGE REPLAY (CLIN 0005H)

The contractor shall provide the hardware and software necessary to store images from the SA EDS and replay them at a remotely located passive threat resolution interface (PTRI).

      3.12.9      BVS REMOTING KIT (CLIN 0005I)

The contractor shall provide the hardware and software to extend the usable range of a BVS to 300 feet (cable length). The Contractor shall maximize the use of COTS hardware and software to meet the contract requirements. The use of commercial item hardware does not exempt the Contractor from complying with the contract requirements. The Contractor shall ensure that all hardware, software, and documentation required for the operation and support of the printer is provided as part of the supplies and services provided herein. All equipment models are subject to government approval for each installation site configuration.

      3.12.10     MULTIPLEX OPERATION (CLIN 0006)

The Contractor shall provide the necessary hardware, software, and documentation to allow multiple operators to review and resolve alarms from multiple Integrated EDS, in accordance with the requirements for multiplexing in the Integrated Explosives Detection System (EDS) Specification STDO-EDS-0001B.

      3.12.10.1   MULTIPLEX NETWORK (CLIN 0006A).

The hardware can include:

         (a) EDS scanners and Baggage Viewing Stations (BVS).

         (b) A server (to store common data required for network operation) with modified software configurations to enable data to be dynamically routed between EDS scanners and specific BVSs. The server maintains a database of all the information required for the multiplexing operation.

         (c) A network switch (for routing communications between network elements).

         (d) Racks, switches, cables and ancillary hardware, as required.

      3.12.10.2   ADDITIONAL TRI WORKSTATION (CLIN 0006B).

The Contractor shall provide additional workstations for screener/operator on-screen threat resolution.

      3.12.10.3   PTRI WORKSTATION (CLIN 0006C).

The Contractor shall provide additional workstations for image retrieval for hand searching or other remote screening procedure.

      3.12.10.4   ADDITIONAL CONTROL INTERFACE WORKSTATION (CLIN 0006D).

The Contractor shall provide additional workstations for central network monitoring and control of EDS scanner machine operation.

      3.12.10.5   NETWORK PRINTER (CLIN 0006E).

The Contractor shall provide a high speed network printer.

3.13     EDS SYSTEM WARRANTY FOR CLINS 0001, 0002, 0003 AND ASSOCIATED EQUIPMENT

[***] Acceptance of the commercial warranty does not waive the government's rights with regard to other terms and conditions of this contract. The commercial warranty shall be in addition to and in no way limit the government's right that the system and its components will be delivered in conformity with all contract requirements and free from defects in workmanship and material. In the event of a conflict, the terms and conditions of the contract shall take precedence over the commercial warranty.

      3.13.1      SCHEDULED/PREVENTIVE MAINTENANCE

The Contractor shall perform all scheduled/preventive maintenance for the EDS during the warranty period. For all scheduled/preventive maintenance actions, the Contractor shall coordinate in advance with the Federal Security Director
(FSD) or his designee. The Contractor shall provide a logbook with each EDS. The logbook shall contain, at a minimum, a description of each action performed, date performed, and the individual that performed the action. The Contractor shall establish and maintain an electronic database containing the maintenance history and planned preventive maintenance actions of each EDS.

      3.13.2      UNSCHEDULED MAINTENANCE

For all unscheduled maintenance actions during the warranty period, the Contractor shall issue a Maintenance Coordination Electronic Message to the government's EDS systems integration contractor. A Maintenance after Action Report shall be prepared for each unscheduled (preventive and corrective) maintenance action and sent to the government's EDS system integration contractor upon completion of action. All maintenance actions shall be reported to the COTR on a monthly basis.

         CDRL A049    MAINTENANCE COORDINATION MESSAGE

         CDRL A050    MAINTENANCE AFTER ACTION REPORT

3.14     ENGINEERING SUPPORT SERVICES (CLIN 3000)

The Contractor shall provide the services of senior engineers and technicians to perform support tasks including, but not limited to, witnessing and assisting in operational and field tests, troubleshooting and correction of problems that may arise after successful completion of tests, assisting the government in installing of a network integrated EDS, equipment installation including performance of site surveys, site design, and project coordination.

                                    ACRONYMS

     Acronym            Definition
     -------            ----------


     CDRL               Contract Data Requirements List
     CDROM              Compact Disc Read Only Memory
     CFR                Code of Federal Regulations
     CI                 Configuration Item
     CM                 Configuration Management
     CMP                Configuration Management Plan
     CO                 Contracting Officer
     COTR               Contracting Officer's Technical Representative
     COTS               Commercial Off-the-Shelf
     CPR                Cost Performance Report
     CSA                Configuration Status Accounting
     CSAR               Configuration Status Accounting Report
     CSCI               Computer Software Configuration Item
     DLI                Document Library Index
     DO                 Delivery Order
     DODSSP             Department of Defense Single Stock Point
     DOT                Department of Transportation
     ECP                Engineering Change Proposal
     EDS                Explosives Detection System
     FAA                Federal Aviation Administration
     FAST               FAA Acquisition System Toolset
     FAT                Factory Acceptance Test
     FAT&E              First Article Test and Evaluation
     FCA                Functional Configuration Audit
     FDRS               Field Data Reporting Subsystem
     FSD                Federal Security Director
     HWCI               Hardware Configuration Item
     ILS                Integrated Logistics Support
     ISP                Integrated Support Plan
     LRU                Line Replaceable Unit

     Acronym            Definition
     -------            ----------

     MCIL               Master Configuration Item Listing
     NEC                National Electrical Code
     OTK                Operational Test Kit
     PCA                Physical Configuration Audit
     PDL                Program Document Library
     PMP                Program Management Plan
     PMR                Program Management Review
     PSR                Program Status Report
     PTR                Program Trouble Report
     QRO                Quality Reliability Officer
     QSP                Quality System Plan
     RFD                Request for Deviation
     RFW                Request for Waiver
     SAT                Site Acceptance Test
     SIP                Site Installation Plan
     SOW                Statement of Work
     SSR                Site Survey Report
     STDO               Security Technology Deployment Office
     T&E                Test and Evaluation
     TIM                Technical Interchange Meeting
     TIP                Threat Image Projection
     TRR                Test Readiness Review
     TQP                Training, Quality, Performance
     VRTM               Verification Requirements Traceability Matrix

5 Table of Contract Data Requirements List

CDRL NUMBER                                                  DESCRIPTION
-----------                                                  -----------
   A001                                                   Program Management Plan (PMP)
   A002                                              Requirements Traceability Report
   A003                                        Program Status Report (PSR)
   A004                                                     Equipment Database
   A005                                       Document Library Index (DLI)
   A006                                                    Data Accession List
   A007                                                       (reserved)
   A008                                        Integrated Support Plan (ISP)
   A009                                                      Meeting Minutes
   A010                                         Quality System Plan (QSP)
   A011                                  Configuration Management Plan (CMP)
   A012                                  Master Configuration Item List (MCIL)
   A013                                                Engineering Change Proposal (ECP)
   A014                                        Request for Deviation (RFD)
   A015                                         Request for Waiver (RFW)
   A016                               Configuration Status Accounting Report (CSAR)
   A017                                          Configuration Audit Plan
   A018                                                Configuration Audit Summary Plan
   A019                                                       (reserved)
   A020                                                       (reserved)
   A021                                               Master Test Plan (MTP)
   A022                                   First Article Test and Evaluation (FAT&E) Plan
   A023                                First Article Test and Evaluation (FAT&E) Procedures
   A024                                  First Article Test and Evaluation (FAT&E) Report
   A025                                         Factory Acceptance Test (FAT) Plan
   A026                                      Factory Acceptance Test (FAT) Procedures
   A027                                        Factory Acceptance Test (FAT) Report
   A028                                          Site Acceptance Test (SAT) Plan
   A029                                           Site Acceptance Test (SAT) Procedures
   A030                                         Site Acceptance Test (SAT) Report
   A031                                                 Operations Manual
   A032                                                 Maintenance Manual
   A033                                          lnstallation/Integration Manual
   A034                                          Site Installation Planning Guide
   A035                                                     (reserved)
   A036                                                     (reserved)
   A037                                                     (reserved)
   A038                                                     (reserved)
   A039                                                     (reserved)
   A040                                                     (reserved)
   A041                                            Training Syllabus (Operator)

   A042                                           Training Materials (Operator)
   A043                                       Operator Training Syllabus (Recurrent)
   A044                                      Operator Training Materials (Recurrent)
   A045                                           Training Syllabus (Instructor)
   A046                                          Training Materials (Instructor)
   A047                                                     (reserved)
   A048                                                     (reserved)
   A049                                          Maintenance Coordination Message
   A050                                          Maintenance After Action Report

   B001                                                 Site Survey Report
   B002                                            Site Installation Plan (SIP)

                               PART I - SECTION D
                              PACKAGING AND MARKING


D.1 PACKING AND PACKAGING

All deliverables under this contract shall be preserved and packaged in accordance with ASTM-D-3951, Standard Commercial Practice, to assure delivery at the destination and to prevent deterioration and damage due to shipping, handling, and storage hazards. The contractor shall identify any unique storage requirements for units and related equipment.


D.2 MARKING OF DELIVERABLES

In addition to information provided with shipping instructions, all deliverables shall be marked on the outside of the packaging with the following:

      a.    TSA contract number

      b.    Contractor's name and address

      c.    List of contents

      d.    Task/Delivery Order Number

      e.    Date of submittal

The Contractor may be required to install TSA furnished inventory bar codes upon completion of the EDS Site Acceptance Test as specified in delivery/task orders.

D.3 MARKING OF REPORTS

The Contractor shall mark all reports as follows:

      a.    TSA contract number

      b.    Contract Line Item Number (CLIN)

      c.    Report Title

      d.    Task/Delivery Order Number (if applicable)

      e.    Date

      f.    Distribution

                               PART I - SECTION E
                            INSPECTION AND ACCEPTANCE


E.1 TSA ACQUISITION MANAGEMENT SYSTEM CLAUSES

E.1.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1999)

This Screening Information Request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses listed below with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available.


                               (End of provision)


      3.10.4-1 Contractor Inspection Requirements

      3.10.4-16 Responsibility for Supplies

E.1.2 TSA ACQUISITION MANAGEMENT SYSTEM CLAUSES, FULL TEXT

E.1.2.A 3.10.4-13 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT

(a) The Contractor shall comply with the standard(s) titled ANSI/ISO/ASQC Q9001-1994 AMERICAN NATIONAL STANDARD Quality Systems-Model for Quality Assurance in Production, Installation, and Servicing, and ANSI/ISO/ASQ Q9000-3-1997 Quality management and quality assurance standard-Part 3:
      Guidelines for the application of ANSI/ISO/ASQC Q9001-1994 to the development, supply, installation and maintenance of computer software.

(b) The Contractor shall establish and maintain a Quality System in accordance with the above referenced standard(s) and the Contractor's Quality System Plan (QSP). This QSP is hereby incorporated into this contract when approved by the Contracting Officer. If the QSP is submitted as part of a response to a Screening Information Request (SIR) submission and approved before award, then the QSP is hereby incorporated into this contract at time of award. The QSP shall describe the Contractor's provisions for quality assurance, inspection and test of all supplies to be provided under this contract, in accordance with the terms of this contract, including but not limited to the contract specifications and the above referenced standard. (Note: formal third-party ISO 9000 registration is not required. formal third-party ISO 9000 registration does not relieve the Contractor from the requirements of submitting a QSP.)

(c) In the event of conflict between the Quality System Plan (QSP) and the above referenced standard(s), the applicable ANSI/ISO/ASQC documents shall control.


(d) Calibration systems and measuring and test equipment shall be controlled in accordance with MIL-STD-45662, ISO 10012, or equivalent.


(e) Government Furnished Property shall be controlled to assure acceptability upon receipt, preclude degradation, damage or misuse during storage, use or test, and assure proper final disposition in accordance with the contract.

(f) Site installation activities, maintenance, and support services shall be controlled in accordance with contract requirements.


E.1.2.B 3.10.4-14 ASSIGNMENT OF TSA QUALITY REPRESENTATIVE

The following provisions are a part of this contract.

(a) The Government's TSA Quality Representative assigned to this contract, and designated as such by the Government, has the authority to verify that the Contractor's quality system complies with contract requirements, including the Contractor's Quality System Plan (QSP) (if applicable), to witness tests, and to inspect and accept or reject supplies provided under this contract.


(b) Prior to shipment thereof, the Contractor shall submit to the TSA Quality Representative, for inspection and preliminary acceptance, all supplies which are subject to final Government inspection and acceptance at destination. Preliminary acceptance by the TSA Quality Representative constitutes verification by the Government that supplies comply with all contract requirements, which are to be completed prior to shipment, including satisfactory completion of factory tests. Any supplies determined by the TSA Quality Representative to be nonconforming shall be corrected prior to shipment. All other supplies, except those specified to be accepted by the Contracting Officer, shall be submitted to the TSA Quality Representative for final inspection and acceptance prior to shipment. for all supplies subject to preliminary acceptance, final acceptance and passage of title to the Government shall occur at destination.


(c) Failure of the Contractor to maintain and operate a Quality System in accordance with the terms of the contract may, based upon a written determination of the TSA Quality Representative (and consistent with the quality system requirements of the contract), be grounds for rejection of affected supplies.


(d) The Contractor shall provide appropriate office space for the TSA Quality Representative and his/her staff for the performance of Government evaluations and administrative functions. The office area shall be secure to accommodate meetings of a sensitive nature. File cabinets and suitable desks, both with locking capabilities; typewriters and chairs; and other miscellaneous office equipment; as required, all in good repair, shall be supplied by the Contractor. The Contractor shall provide secretarial help, as required by the TSA Quality Representative, for typing documents related to the contract. A telephone shall be provided to each desk, with no less than one line per two TSA Quality Representative staff members. The cost of long distance calls placed by the TSA Quality Representative staff will be borne by the Government. The Contractor shall provide parking space to the extent available. In the event a change in location of the TSA Quality Representative staff is required, Contractor/TSA Quality Representative coordination will take place in order to facilitate Government planning and implementation of a smooth transition.


(e) Notification of Readiness for Inspection. Unless otherwise specified in the contract, the Contractor shall notify the designated resident TSA Quality Representative in writing within 2 workdays (7 workdays if there is not a resident TSA Quality Representative) of the time (1) when Contractor inspection or tests will be performed in accordance with the conditions of the contract and (2) when the supplies or services performed will be ready for government inspection.

E.2 POINTS OF INSPECTION AND ACCEPTANCE

E.2.1 Supplies and/or services specified for delivery in Part I - Section F, Deliveries or Performance, of this Contract shall be inspected and accepted at location specified in Section F.


E.2.2 All deliverables under this Contract shall be subject to review and inspection by the Contracting Officer's TSA Quality Representative), specified in Section G.


E.2.3 Inspection, review and approval of deliverables or associated services prior to final acceptance shall not be construed as assurance of acceptance of the finished product.


E.2.4 Unless otherwise specifically provided in this contract, the Contracting Officer is the person authorized to make final Government acceptance of all deliverables called for in the CDRLs and all reviews specified in the SOW. Final acceptance of all deliverable items shall be made, in writing, by the TSA Contracting Officer or designee.


E.3   INSPECTION AND ACCEPTANCE

E.3.1 PRELIMINARY INSPECTION AND ACCEPTANCE

Inspection and test associated with preliminary government acceptance of systems components and aggregates, including all hardware/equipment, along with all software, firmware and interface requirements shall be performed by the Contractor at the Contractor's facility and shall be witnessed by the TSA Quality Representative.

Preliminary Government acceptance of systems components and aggregates, including all hardware/equipment, along with all software, firmware and interface requirements consists of satisfactory completion of all required factory inspections and tests. Preliminary acceptance shall be made by the Contracting Officer or designated representative on form FAA-256, Inspection Report of Material and/or Services.

E.3.2 FINAL INSPECTION AND ACCEPTANCE

The Government shall perform final inspection and acceptance on all systems components and aggregates, including all hardware/equipment, along with all software, firmware and interface requirements under Part I - Section F, Deliveries or Performance of this contract including installation services. Final acceptance consists of satisfactory completion of all inspections and test associated with the delivered items. Final acceptance shall be made by the Contracting Officer or designated representative on form FAA-256, Inspection Report of Material and/or Services.

E.4 DEVIATIONS AND WAIVERS

The Government reserves the right to waive any Government inspection. If Government inspection is waived for a Contract Item, the Contractor shall nevertheless perform all of the required tests utilizing the Government approved test procedures and provide to the Government certified test data recorded on forms as approved by the Government.

The TSA Quality Representative has the authority to approve minor deviations and waivers affecting a Contract End Item if so designated by the Contracting Officer. A minor deviation or waiver is one, which does not adversely affect safety, durability, reliability, performance, interchangeability of parts or assemblies, or any technical or other requirement of the Contract and does not change price or quantity, or affect delivery under the Contract.

                               PART I - SECTION F
                            DELIVERIES OR PERFORMANCE


F.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE


This Screening Information Request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses listed below with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available.


                               (End of provision)



      3.10.1-9 Stop Work Order

      3.10.1-11 Government Delay of Work

      3.10.4-16 Responsibility for Supplies


F.2 3.11-29 F.O.B. ORIGIN

      (a) The term "f.o.b. origin," as used in this clause, means free of expense to the Government delivered --

            (1) On board the indicated type of conveyance of the carrier (or of the Government, if specified) at a designated point in the city, county, and State from which the shipment will be made and from which line-haul transportation service (as distinguished from switching, local drayage, or other terminal service) will begin;

            (2) To, and placed on, the carrier's wharf (at shipside, within reach of the ship's loading tackle, when the shipping point is within a port area having water transportation service) or the carrier's freight station;

            (3) To a U.S. Postal Service facility; or

            (4) If stated in the SIR to any Government designated point located within the same city or commercial zone as the f.o.b. origin point specified in the contract (commercial zones are prescribed by the Interstate Commerce Commission at 49 CFR 1048).

            (b) The Contractor shall--

            (1) (i) Pack and mark the shipment to comply with contract specifications; or

            (ii) In the absence of specifications, prepare the shipment in conformance with carrier requirements to protect the goods and to ensure assessment of the lowest applicable transportation charge;

            (2) (i) Order specified carrier equipment when requested by the Government; or (ii) If not specified, order appropriate carrier equipment not in excess of capacity to accommodate shipment;

            (b)(3) Deliver the shipment in good order and condition to the carrier, and load, stow, trim, block, and/or brace carload or truckload shipment (when loaded by the Contractor) on or in the carrier's conveyance as required by carrier rules and regulations;


            (4) Be responsible for any loss of and/or damage to the goods--

            (i) Occurring before delivery to the carrier;

            (ii) Resulting from improper packing and marking; or

            (iii) Resulting from improper loading, stowing, trimming, blocking, and/or bracing of the shipment, if loaded by the Contractor on or in the carrier's conveyance;

            (5) Complete the Government bill of lading supplied by the (Transportation Security Administration) TSA or, when a Government bill of lading is not supplied, prepare a commercial bill of lading or other transportation receipt. The bill of lading shall show--

            (i) A description of the shipment in terms of the governing freight classification or tariff (or Government rate tender) under which lowest freight rates are applicable;

            (ii) The seals affixed to the conveyance with their serial numbers or other identification;

            (iii) Lengths and capacities of cars or trucks ordered and furnished;

            (iv) Other pertinent information required to effect prompt delivery to the consignee, including name, delivery address, postal address and ZIP code of consignee, routing, etc.;

            (v) Special instructions or annotations requested by the ordering agency for commercial bills of lading; e.g.,

            (A) "To be converted to a Government bill of lading," or

            (B) "This shipment is the property of, and the freight charges paid to the carrier(s) will be reimbursed by, the Government"; and

            (vi) The signature of the carrier's agent and the date the shipment is received by the carrier; and

            (6) Distribute the copies of the bill of lading, or other transportation receipts, as directed by the TSA.

            (c) These Contractor responsibilities are specified for performance at the plant or plants at which the supplies are to be finally inspected and accepted, unless the facilities for shipment by carrier's equipment are not available at the Contractor's plant, in which case the responsibilities shall be performed f.o.b. the point or points in the same or nearest city where the specified carrier's facilities are available; subject, however, to the following qualifications:

            (1) If the Contractor's shipping plant is located in the State of Alaska or Hawaii, the Contractor shall deliver the supplies listed for shipment outside Alaska or Hawaii to the port of loading in Alaska or Hawaii, respectively, as specified in the contract, at Contractor's expense, and to that extent the contract shall be "f.o.b. destination."

            (2) Notwithstanding subparagraph (c)(1) of this clause, if the Contractor's shipping plant is located in the State of Hawaii, and the contract requires delivery to be made by container service, the Contractor shall deliver the supplies, at the Contractor's expense, to the container yard in the same or nearest city where seavan container service is available.


            (End of clause)


(c) The term "Ex Works" (Newark, CA) as used in this clause, means that the Contractor delivers the goods at the disposal of the Government at the Contractor's premises or another named place (i.e. works, factory, warehouse, etc.) not cleared for export and not loaded on any collecting vehicle.


(d)   The Contractor shall:


      (1) Pack and mark the shipment to comply with contract specifications; or

      (2) In the absence of specifications, prepare the shipment in conformance with carrier requirements.


F.3 PERIOD OF PERFORMANCE

The period of performance of this contract is from contract award through 36 months thereafter.

The period of performance of individual Delivery Orders/Task Orders shall be specified therein.

The period of performance of the CLINs in accordance with the commercial QASP are as follows:



 CLIN                     DESCRIPTION                         DATE
 ----                     -----------                         ----
 0007A               Threat Image Projection                  [***]

 0007B               OJT / OQT                                [***]

 0007C               Alarm Indicator Lights                   [***]

 0007D               Acquire TIP images                       [***]

 0007E               Remote Scheduling TIP                    [***]


F.4 TRANSPORTATION

The Contractor shall make all arrangements for transportation, as required.

* Confidential treatment requested.

F.5 PLACE OF DELIVERY/PERFORMANCE - NON-DATA ITEMS

The place of delivery or performance shall be as specified in individual task/delivery orders. The Contractor is responsible for all shipping charges through final installation. The Factory Acceptance Test will be the basis for final acceptance by the government for each EDS, but such acceptance will not relieve the Contractor of its warranty obligations under this agreement. Payment shall be processed as specified in clause H.9 of this agreement.

F.6 TIME AND PLACE OF DELIVERY - DATA ITEMS

Time and place of delivery of all contract data requirements shall be as detailed in the applicable Contract Data Requirements List (CDRL), Section J.

F.7 NOTICE REGARDING LATE DELIVERY

In the event the Contractor anticipates difficulty in complying with any delivery schedule, the Contractor shall immediately notify the Contracting Officer in writing, giving pertinent details, including the date by which it expects to make delivery; PROVIDED, however, that this data shall be informational only in character and that receipt thereof shall not be construed as a waiver by the Government of any contract delivery schedule, or any rights or remedies provided by law or under this contract.


                                 (End of clause)


F.8 TIME OF DELIVERY - INDEFINITE DELIVERY/INDEFINITE QUANTITY ITEMS

The time of delivery schedule for all contract line items (CLINs) shall be as specified in individual delivery orders and task orders. However, the Government will not order nor shall the Contractor be required to deliver indefinite delivery/indefinite quantity units in excess of the quantities indicated in Section B. The Government agrees to order the minimum quantity in accordance with Section B.4.1 in the initial delivery order, concurrent with contract award.

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA


G.1 CONTRACT ADMINISTRATION (TSA)

a. Contracting Officer: The TSA Administrative Contracting Officer (CO) for this contract shall be designated upon contract award. The Contracting Officer's address is as follows:

      Transportation Security
      Administration
      Jack Handrahan
      590 Herndon Parkway, Suite 120
      Herndon, VA 20170-5232
      Telephone (703) 796-7125
      Fax (703) 707-8997
      Email: jack.handrahan@tsa.dot.gov

b. Contracting Officer's Technical Representative (COTR). To be designated in writing by the Contracting Officer upon contract award.

      590 Herndon Parkway, Suite 120
      Ed Ocker, TSA STDO
      Herndon, VA 20170-5232
      Telephone (703) 796-7104
      Fax (703) 707-5675
      Email: Keith.Goll@tsa.dot.gov

c. TSA QUALITY REPRESENTATIVE. To be designated in writing by the Contracting Officer upon contract award.

G.2 CONTRACT ADMINISTRATION (CONTRACTOR)

a.    Contract Manager:

      Dana Piper
      7151 Gateway Blvd.
      Newark, CA  94560
      Telephone:  510-739-2591
      Fax:  510-608-0761
      Email:  dana_piper@invision.iip.com

b.    Program Manager:

      David Pillor
      7151 Gateway Blvd
      Newark, CA 94560
      Telephone:  510-739-2404
      Fax:  510-739-0768
      Email:  david_pillor@invision.iip.com



G.3 CONTRACTING OFFICER'S AUTHORITY

a. The Contracting Officer has responsibility for ensuring the performance of all necessary actions for effective contracting; ensuring compliance with the terms of the contract and safeguarding the interests of the United States in its contractual relationships. Accordingly, the Contracting Officer is the only individual who has the authority to enter into, administer, or terminate this contract. In addition, the Contracting Officer is the only person authorized to approve changes to any of the requirements under this contract, and notwithstanding any provision contained elsewhere in this contract, the said authority remains solely with the Contracting Officer.

b. The Contracting Officer may designate, in writing, representatives to perform functions required to administer this contract, however, any implied or expressed actions taken by these representatives must be within the limits cited within the Contracting Officer's written designations. The Contracting Officer shall provide the Contractor copies of all relevant written designations. If any individual alleges to be a representative of the Contracting Officer and the Contractor has not received a copy of the document designating that representative, the Contractor shall refrain from acting upon the representative's requirements and immediately contact the Contracting Officer to obtain a copy of the document designating that individual as a representative of the Contracting Officer.

c. The Contractor shall immediately notify the Contracting Officer for clarification when a question arises regarding the authority of any person to act for the Contracting Officer under the contract.


G.4 3.10.1-22 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE

(a) The Contracting Officer may designate other Government personnel (known as the Contracting Officer's Technical Representative) to act as his or her authorized representative for contract administration functions which do not involve changes to the scope, price, schedule, or terms and conditions of the contract. The designation will be in writing, signed by the Contracting Officer, and will set forth the authorities and limitations of the representative(s) under the contract. Such designation will not contain authority to sign contractual documents, order contract changes, modify contract terms, or create any commitment or liability on the part of the Government different from that set forth in the contract.

(b) The Contractor shall immediately contact the Contracting Officer if there is any question regarding the authority of an individual to act on behalf of the Contracting Officer under this contract.

                                 (End of clause)



G.5 INVOICES

The Transportation Security Administration intends to make payment within 30 days of receipt of a properly prepared invoice submitted to the billing office below: See individual delivery orders:

      Transportation Security Administration
      DOT/FAA/TSA-AMZ-110
      FAA Mailroom-Powership
      Attn: Terri King
      6500 So. MacArthur Blvd, Room #370
      Oklahoma City, OK 73169


The Contractor shall place the following statement on each invoice, signed by an authorized company representative:

"THIS IS TO CERTIFY THAT THE SERVICES SET FORTH HEREIN WERE PERFORMED DURING THE PERIOD STATED, AND THAT INCURRED COSTS BILLED WERE ACTUALLY EXPENDED.


---------------------------------------------------               -----
SIGNATURE OF CONTRACTOR'S AUTHORIZED REPRESENTATIVE               DATE"



The Contractor shall submit an original and three copies of all invoices to the above designated billing office not more than once monthly. TSA approval of the invoices will be based on Contracting Officer/Contract Specialist and Contracting Officer's Technical Representative review. The Contracting Officer will authorize payment in amounts determined to be allowable, allocable, and reasonable in accordance with the following Transportation Security Administration Acquisition Management System (TSAAMS) clauses:


Section G:   G.5.1       3.3.1-27 Invoices for Equipment Delivered
             G.7         Travel Costs
             G.10        Accountability of Costs/Segregation of Task Orders

Section H:   H.9         Payment Terms

Section I:   3.3.1-25    Mandatory Information for Electronic Funds
                             Transfer Payment Method
             3.3.2-1     TSA Cost Principles

The Contractor shall provide simultaneously with the original, a copy of each certified invoice to the Contracting Officer, and the Contracting Officer's Technical Representative as listed in Section G.1.

Payment will be made pursuant to the "Mandatory Information for Electronic Funds Transfer Payment Methods" clause in Section I of this contract.


G.5.1 3.3.1-27 INVOICES FOR EQUIPMENT DELIVERED

(a) The Contractor shall submit a copy of FAA form 4500-1, Project Materiel Shipping and Receiving and a signed form FAA-256, Inspection Report of Material and/or Services, with invoices submitted to the TSA for payment of equipment delivered to the TSA. Further, the Contractor's invoice shall indicate the appropriate Contract Line Item number (CLIN) and, when applicable, the sub-CLIN under which each piece of equipment was ordered.

(b) In addition, for each piece of equipment previously delivered, the Contractor shall list the price according to each CLIN or sub-CLIN, and indicate the corresponding form 4500-1 outgoing number.

(c) If the Contractor fails to submit FAA form 4500-1, form FAA-256, or fails to submit the form in the format required by this clause, payment may be delayed.


                                 (End of Clause)

G.6 CORRESPONDENCE PROCEDURES

To promote timely and effective contract administration, correspondence submitted under this contract shall be subject to the following procedures (except for invoices and deliverable items):

a. All correspondence relative to this contract shall be addressed to the Contracting Officer, listed in Section G.1. Correspondence of a technical nature shall include an information copy addressed to the Contracting Officer's Technical Representative (COTR), TSA, STDO Herndon, Va., listed in Section G.1.

b. Mail: The Contractor shall use discretion in the use of "express" or "overnight" mail. These premium services should be used sparingly and in situations where the regular U.S. mail system would not be adequate for the timely transfer of technical or contract related documentation. Use of electronic mail or facsimile (FAX) service is encouraged where appropriate.

G.7 TRAVEL COSTS

a. Travel shall be reimbursed on a cost plus no fee basis, subject to Joint Federal Travel Regulations (JFTR) guidelines and any other limitations cited below.

      1. The Government will reimburse the Contractor, up to amounts allowed by the JFTR, for reasonable travel expenditures, incurred in the performance of this contract. In maintaining a policy of keeping travel costs `reasonable' in the performance of this contract, the Contractor agrees to use a cost effective approach and continuously pursue opportunities to lower and contain travel costs using, where practical, group rate arrangements, off-peak travel itineraries and other similar travel cost containment methods. Further, the Contractor agrees to effect procedures to ensure Government reimbursable travel expenditures are only incurred when absolutely necessary. To assist it in determining reasonable travel cost objectives, as needed, the Contractor is encouraged to contact the TSA travel office for general guidance. Further, to mitigate the inherently higher rates associated with urgent emergent travel, the Contractor agrees to contact, reasonably in advance, the Contracting Officer for assistance prior to executing such travel, unless documented circumstances clearly indicate such advance contact was not possible.

      2. Incurred travel costs, listed below, will be disallowed for Government reimbursement and considered as being expenditures to be absorbed by the Contractor. Included are costs:

            (i)   in excess of amounts allowed by the JFTR;

            (ii) within a Government installation, where Government transportation is available;

            (iii) for personal convenience, including daily travel to and from work;

            (iv) in the case of urgent emergent travel, in excess of amounts allowed by the JFTR, due to the Contractor not requesting Contracting Officer assistance reasonably in advance except for justifiable and documented circumstances which prevented such advance contact from being possible; and

            (v) in the replacement of personnel, when such replacement is accomplished for the Contractor's or employee's convenience

            In the case of urgent emergent travel, if the Contracting Officer's assistance has been reasonably requested in advance, or if requested as soon as practical after commencement of travel and properly justified and documented, the Contracting Officer may authorize, on a case-by-case basis, reimbursement for amounts in excess of JFTR rates. The Contractor shall implement procedures to minimize urgent emergent travel. Any Contracting Officer decision regarding reimbursement of travel costs in excess of amounts allowed by JFTR, for urgent emergent travel, shall be a unilateral decision, not subject to dispute or any right contained in the contracts disputes clause of this contract.

      3. Relocation and travel costs incident to relocation will only be reimbursable by the Government if such costs are:

            (i)   in conformance with existing company policy;

            (ii) represent the most cost effective approach among all other potential alternatives; and

            (iii) are specifically authorized by the Contracting Officer in advance of being incurred.

            If the Contractor anticipates relocation costs will be incurred, the Contractor must submit, to the Contracting Officer, reasonably in advance, a written request with detailed justification and a cost/benefit analysis of alternatives. The Contracting Officer shall make a unilateral decision, on the request, which will not be subject to dispute or any other recourse contained in this contract.

G.8 3.8.2-17 KEY PERSONNEL AND FACILITIES

a. The personnel and/or facilities as specified below are considered essential to the work being performed hereunder and may, with the consent of the contracting parties, be changed from time to time during the course of the contract.

b. Prior to removing, replacing or diverting the personnel the Contractor shall notify in writing and receive consent from the Contracting Officer reasonably in advance of the action and shall submit justification (including proposed substitutions) in sufficient detail to permit the evaluation of the impact on this contract.

c. No diversion shall be made by the Contractor without the written consent of the Contracting Officer.

d.    The key personnel and/or facilities under this contract are:

      Program Manager               - David Pillor
      Production Manager            - Waldemar Orlow
      Lead System Engineer          - Lee Deal
      Lead Software Engineer        - Lee Deal
      Quality Manager               - John Peacock
      Configuration Control Manager - Michael Heintzman


      InVision Technologies,
      Inc. 7151 Gateway Boulevard
      Newark (Alameda County)
      California   94560


G.9 LABOR CATEGORIES/SKILL LEVELS - MINIMUM QUALIFICATIONS

a. The Contractor shall bill for each hour using professional labor category/skill level cited in the contract. Each labor category/skill level is derived by combining one of the labor categories with one of the skill levels cited below. Labor categories describe the type of experience or expertise and specific degree type needed. Skill levels describe the amount of experience required and level of education needed or preferred.

b. In determining if an employee's level of education qualifies for a specific labor category, the Contractor shall ensure that any degrees the employee has received were obtained from accredited colleges only. In determining the amount of employee direct or related work experience, the Contractor shall not count any time the employee spent acquiring education, in any form, including tine on-the-job in a cooperative program.

c.    Professional labor categories and skill levels required on this contract,

      LABOR CATEGORIES

      Field Service Engineer: Requires three years experience as servicing Unix systems, medical x-ray, CT, MW or related equipment. Must have good customer skills and the ability to work under pressure. Requires a BSEE, BSCS, BSME or equivalent education and skills.

      Design Engineer: Requires experience in static, dynamic design, and analysis of mechanical systems, equipment and packages, following standard practices and procedures or exercising judgment within defined procedures. Requires a BS degree or equivalent experience in mechanical and system design.

      Document Specialist / Technical Writer: Requires ability to prepare software and hardware manuals per company, customer, and product type requirements, working with FrameMaker, Microsoft Word, and IBM-PC or Apple Macintosh. Experience with other desktop publishing software is a plus, and C/C++ familiarity preferred. Must be able to read, write, and understand the English language fluently and have excellent communication skills. Requires BSEE or equivalent experience.

      Senior Document Specialist: Requires 5 years experience preparing software and hardware manuals per company, customer, and product type requirements, working with FrameMaker, Microsoft Word, and IBM-PC or Apple Macintosh. Experience with other desktop publishing software is a plus, and C/C++ familiarity preferred. Must be able to read, write, and understand the English language fluently and have excellent communication skills. Requires BSEE or equivalent experience.

      Drafter: Requires ability to produce detail manufacturing drawings of high tolerance machined parts, heavy welded structures, and sheet metal enclosures working with 2D and 3D drafting, solid modeling, exploded assemblies, and tolerancing to ANSI Y14.5. Requires knowledge and use of AutoCad including 3D and Mechanical Desktop. Familiarity with CadKey and Pro-E is a plus. Requires High School Diploma, Technical College preferred.

      Manufacturing: Requires experience in assembly of high technology electromechanical components or systems, following standardized procedures. Familiarity with x-ray or medical imaging systems is desirable. Requires High School diploma or equivalent experience.

      Program Manager: Requires 5 years experience managing engineering projects in a high tech environment. Experience in engineered product definition, introduction and upgrade and engineering services in equipment installation projects. Requires experience determining minimum and desired features and tasks needed to complete a program, including budget, critical milestones, and documentation. Requires experience working with all functional departments to achieve program goals. Experience with Government procurement a plus. Requires Bachelors degree, Masters preferred, in engineering or related field.

      Project Manager: Requires 5 years experience in complex project management for engineering development and/or equipment installation. Requires ability to communicate with company departments, customers and other stakeholders. Requires experience in scheduling, testing and documentation. Requires Associates degree or equivalent skills and background.

      Quality, Assurance Inspector: Minimum 2 years of experience in performing the activities related to the inspection functions in a manufacturing environment. Requires PC literacy and excellent communication skills. Requires Associates Degree with ASQ Certification or equivalent experience

      Senior Design Engineer: Requires three years experience in static and dynamic design, and analysis of mechanical systems, equipment and packages. Requires experience with feasibility studies, testing and prototype fabrication, exercising judgment within generally defined practices and policies. Experience in assigning work and resolving problems is desired. Requires a MS degree or equivalent experience in mechanical and system design.

      Senior Software Engineer: Requires three years experience in software design and development with C++ on Windows environments as well as higher-level analysis packages, including CART, SAS, Matbab, MathCAD, etc. Requires experience in design improvements related to cost, function and reliability, working with very large and complex data sets and leadership of technical tasks. Requires MS in Computer Science, Mathematics, Physics, or Engineering.

      Senior System Engineer: Requires three years experience in design and development of systems including requirements specification, vendor selection, high level software design, product introduction and manufacturing support. Familiarity with the use of CAE/CAD tools in the design/development process is a must. Experience with Real-Time Operating systems, machine system controls, programming in Windows or Unix operating systems is desirable. Requires MS degree in computer science, computer engineering, or electrical engineering with an emphasis in software engineering, or equivalent experience.

      Senior Test Engineer: Requires three years experience in a test-engineering role with sub-assembly and system level testing of complex capital equipment, with management experience in a production test, system test, or test-engineering role. Hands-on experience in a "traditional" test-engineering role is desirable. Requires a MS in Electrical Engineering or equivalent technical discipline, or equivalent experience.

      Software Engineer: Requires experience in software design and development with C++ on Windows environments. Requires experience in design improvements related to cost, function and reliability. Requires a Bachelors degree in Computer Science or related field or equivalent experience.

      System Engineer: Requires experience in design and development of systems including requirements specification, vendor selection, high level software design, product introduction and manufacturing support. Familiarity with the use of CAE/CAD tools in the design/development process is a must. Experience with Real-Time Operating systems, machine system controls, programming in Windows or Unix operating systems is desirable. Requires a BS degree in computer science, computer engineering, or electrical engineering with an emphasis in software engineering.


      (Test) Technician: Requires 2 years of experience working in a production test organization recognizing various electrical components, performing basic electrical troubleshooting, performing test setup and operating electrical test equipment. Must have good written and verbal communication. Requires Associates degree in electronics.



      EQUIVALENCIES

      High School Diploma -- A High School diploma is equivalent to 5 years of relevant experience in the desired field. Work-study programs and/or trade school education can also he used to equal a high school diploma.

      Associates Degree or Apprenticeship -- An Associates Degree or Apprenticeship is equal to 8 years of relevant experience in the desired field plus a high school diploma.

      Bachelor's Degree -- A Bachelor's Degree is equivalent to 10 years of relevant experience in the desired field plus a high school diploma. Work-study programs and/or trade school education, in addition to a High School diploma, plus 8 years of relevant experience can be used to equal a Bachelor's Degree.

      Masters Degree -- A Master's Degree is equivalent to a Bachelors Degree in a related discipline with 10 years of relevant experience in the desired field.

      Doctorate -- A Doctorate is equivalent to a Master's Degree in a related discipline with 10 years of relevant experience in the desired field.


G.10  ACCOUNTABILITY OF COSTS/SEGREGATION OF TASK ORDERS

All costs incurred, in performance of Task Orders issued under this contract, shall be accumulated in a separate job order cost account established specifically for that task order number. There shall be no commingling of costs between Task Orders.


G.11  ACCOUNTING AND APPROPRIATION DATA

All task and delivery orders issued under this contract will be accompanied by a proper TSA funding sheet which cites, at a minimum, the task/delivery order number, accounting data to charge for effort performed under the task/delivery order and the total amount of funding authorized to be expended for the task/delivery order.


G.12  TSA INTERNAL REVIEWS OF CONTRACTOR PERFORMANCE

Notwithstanding the requirement that price must always be assessed by the Contracting Officer as being reasonable, the TSA places a high value on the Contractor providing a high level of quality support in performing this contract. This TSA emphasis on the importance of quality performance initiated in awarding this contract, will be ongoing throughout the duration of this contract. Accordingly, the TSA will periodically, as subsequently scheduled by the Contracting Officer, conduct formal internal reviews focused on assessing the quality of the Contractor's performance. The Contracting Officer will share the summary results of these ongoing reviews with the Contractor as a means of providing ongoing feedback on the TSA's perception of Contractor performance. Should these reviews disclose a pattern of poor performance, lack of adherence to contractual requirements, negligence or other unfavorable trends, the TSA may terminate or, not exercise options in, this contract. Additionally, completed TSA internal review reports of Contractor performance will be maintained in the TSA's past performance database, which may be used by other Federal, State and local Government personnel in future procurements.

                               PART I - SECTION H
                          SPECIAL CONTRACT REQUIREMENTS


H.1 SYSTEM INTEGRATION CONTRACTOR/OTHER CONTRACTOR RELATIONSHIPS

a. The Contractor shall enter into a Liaison Agreement (the "Agreement") with the TSA's General Contractor and/or System Integration Contractor. All parties to the Agreement shall comply with the terms of the Agreement for the duration of this contract. The General Contractor and/or System Integration Contractor shall not, by execution of the Agreement, be considered as a subcontractor for the purposes of this contract

b. The Agreements shall facilitate the exchange of data and information between the General Contractor and/or System Integration Contractor and the Contractor as reasonable and necessary for the successful integration and implementation of contract deliverables in Section B.

c.    As a minimum, the Agreements shall provide for the following:

      1. As requested by the General Contractor and/or System Integration Contractor, the Contractor shall provide the General Contractor and/or System Integration Contractor all necessary interface data for the successful integration and implementation of the contract deliverables.

      2. Concurrent with its submittal to the Government of each proposed engineering change, the Contractor shall provide to the General Contractor and/or System Integration Contractor any interface data that the Contractor believes is changed or impacted by the proposed engineering change. The Contractor will communicate to the General Contractor and/or System Integration Contractor in a reasonable and efficient manner the details of any known impact of the proposed engineering change on the TSA's Configuration Management Plan, and any information regarding the Contractor's projected and actual costs and schedule that is necessary for the General Contractor and/or System Integration Contractor to evaluate the proposed engineering change.

      3. Concurrent with its submittal to the Government, the Contractor shall coordinate each proposed contract specification change, deviation and waiver that impacts the integration and implementation of the contract deliverables with the General Contractor and/or System Integration Contractor. The Contractor shall provide to the General Contractor and/or System Integration Contractor interface data that is necessary for the System Integration Contractor to evaluate the proposed specification change, deviation or waiver.

      4. The Contractor shall promptly disclose to the General Contractor and/or System Integration Contractor material interface problems known to the Contractor that, if unresolved, would prevent successful integration and implementation of the contract effort with other systems or subsystems. If an interface problem is proposed to be resolved by a change in the contract specifications, the Contractor shall do so as described in c.2 above.

      5. Unless restricted by the Government, the General Contractor and/or System Integration Contractor shall be permitted to attend all meetings between the Contractor and the Government pertaining to equipment integration issues or matters, and the Contractor shall be permitted to attend all meetings between the General Contractor and/or System Integration Contractor and the Government pertaining to equipment integration issues.

      6. As may be necessary to accomplish the purposes of the Agreement, representatives of the Contractor shall meet from time to time at the Contractor's facility with the General Contractor and/or System Integration Contractor.

      7. If requested by the TSA, the General Contractor and/or System Integration Contractor shall be permitted to monitor all acceptance testing by the Contractor in connection with this contract which the Government has the right to witness and the Contractor shall be permitted to monitor all testing by the General Contractor and/or System Integration Contractor in connection with the General Contractor and/or Systems Integration Contract as it pertains to the equipment.

      8. In accordance with paragraph (d) of this agreement, the General Contractor and/or System Integration Contractor and the Contractor shall agree on the procedures for the proper protection of proprietary information owned by the Contractor and disclosed to the General Contractor and/or System Integration Contractor, and of proprietary information owned by other Contractors and disclosed to the Contractor. The General Contractor and/or System Integration Contractor will agree to use the proprietary information owned by the Contractor, whether provided by the Government, the Contractor or any other Contractor or subcontractor solely for the performance of the General Contract and/or System Integration Contract and execute an appropriate non-disclosure agreement.

      9. For as long as InVision offers to maintain the EDS machines sold or manufactured by InVision to the TSA or any Government entity (the InVision machines) to a reasonable standard and at a fair and reasonable price, InVision will have a perpetual right to be the maintenance provider for all InVision machines.

d. The Contractor may receive proprietary information owned by other TSA Contractors from the General Contractor and/or System Integration Contractor or the Government. Except with the prior written permission of the owner of the proprietary information, the Contractor shall not release, use or disclose, in whole or part, proprietary information owned by another person. Neither this contract nor the Agreement shall affect the right of the Government, the Contractor, the Contractor's subcontractors, the General Contractor and/or System Integration Contractor, the General Contractor and/or System Integration Contractor's subcontractors, or any other TSA Contractor to use proprietary information if such information is lawfully obtained on an unrestricted basis from any source.

      At no time during the performance of this contract is the Contractor required to release proprietary information, or proprietary direct or indirect rate information to the General Contractor and/or System Integration Contractor, or other Contractors. Should any inadvertent release occur, neither this contract nor the Agreement shall be the basis for any liability on the part of the Government for the use, release or disclosure, by the General Contractor and/or System Integration Contractor, or other Contractors, of any proprietary information owned by the Contractor.

      The Contractor agrees that it shall use proprietary information owned by others, whether provided by the Government, the General Contractor and/or System Integration Contractor or any other Contractor or subcontractor, solely for the performance of this contract. This provision, however, shall not affect the right of the Contractor or any of its subcontractors to use such proprietary information for other purposes if the information is lawfully obtained on an unrestricted basis from any source.

e. The Contractor shall provide the Contracting Officer with one copy of each Agreement entered into with the General Contractor and/or System Integration Contractor, and other Contractors, and any Amendments thereto.

f. The Contractor shall include the requirements of this agreement in its subcontracts in excess of $100,000.

g. Nothing in this contract or in the Agreement shall be deemed to be a basis for the alteration of, deviation from or failure to comply with, the terms and provisions of this contract. In the event of a conflict between any of the terms and provisions of this contract and the Agreement, the terms and provisions of this contract shall control with respect to the parties to this contract.


H.2 TASK ORDER PROCEDURES (APPLICABLE TO CLIN 3000)

a. General. Services to be performed under the referenced Contract Line Item Number shall be ordered by the issuance of Task Orders.

b. Format. The Contracting Officer will issue all Task Orders, in writing, to the Contractor using TSA form titled "Award for Supplies or Services", or "Revision to Award for Supplies or Services" in the case of a modification to an order. Each Task Order shall be in accordance with and subject to all terms and conditions of the contract under which it is issued and shall contain, as a minimum, the following information:

      1.    A Task Order number

      2.    Task Order Title

      3.    Task Order (or revision) Action Description

      4.    Appropriate TSAA points-of-contact

      5.    A period-of-performance

      6. Funding information: Not-to-exceeds, limitations, appropriation data, task order cost detail, and other appropriate information

      7. A description of the work to be performed which is within the scope of the statement-of- work for this contract

      8.    A list of deliverables and the required delivery schedule;

      9. A description of any authorized travel including to and from points as applicable;

      10. A description of any Government-Furnished Information or Property to be provided with delivery locations and required delivery dates;

c. Procedures. The Contracting Officer will submit to the Contractor a Task Order marked "Draft" for Contractor review and comment. The Contractor will consult with the COTR to estimate resources (time, material, travel and GFP/GFI support) needed to accomplish the Task Order requirements. The Contractor will prepare an estimate and forward it to the Contracting Officer by facsimile transmission or other rapid communication method. Upon receipt, the Contracting Officer shall check the Task Order for acceptability, accuracy and completeness; include additional information if necessary; and forward the Task Order to the Contractor at least 24 hours prior to commencement of performance. Upon receipt, the Contractor shall review and acknowledge acceptance of the Task Order by signing and dating the order and expeditiously returning the signed Task Order to the Contracting Officer by facsimile transmission or other rapid communication method. If the Contractor determines that the Task Order, as written, is unacceptable, the Contractor shall immediately notify the Contracting Officer and detail the reasons for its position. Upon receipt of this notification, the Contracting Officer will initiate action, as appropriate. Upon receipt of an acceptable signed Task Order from the Contractor, the Contracting Officer will countersign and date the Task Order.

d. Immediate Need Procedures. In the event the STDO has an immediate need to start an activity in the field that cannot wait for the usual task order procedures, the Technical Officer will notify the Contracting Officer via electronic mail and phone. The Technical Officer will provide the Contracting Officer all pertinent information to base a decision to authorize work. Upon deciding that the STDO should start this effort, the Contracting Officer will send electronic mail and phone messages to the Contractor authorizing work to begin, and providing as much written direction as feasible to start work. The Technical Officer has five (5) working days to prepare the draft task order for submittal to the Contractor, as per the procedures in Section C above.


H.3 DELIVERY ORDER PROCEDURES (APPLICABLE TO CLIN 0003)

a. General. Items to be delivered under the referenced Contract Line Item Numbers (CLINs) shall be ordered via the issuance of Delivery Orders.

b. format. The Contracting Officer will issue Delivery Orders, in writing, to the Contractor, using TSA format (Order for Supplies or Services). Each Delivery order issued shall be in accordance with and subject to all terms and conditions of the contract under which it is issued and shall contain, as a minimum, the following information:

      1.    A Delivery Order number;

      2.    Appropriate TSA points-of-contact;

      3.    A period-of-performance;

      4.    A list of deliverables and the delivery schedule;

      5.    A description of authorized travel including to and from points;

      6.    A maximum allowable travel amount, as applicable;

      7. A description of any Government-Furnished Information or Property to be provided with delivery locations and required delivery dates;

      8.    A delivery order maximum amount;

      9.    Applicable appropriation and accounting data; and

c. Procedures. Each Delivery Order shall be prepared by the COTR and forwarded to the Contracting Officer for review anti signature. Upon receipt, the Contracting Officer shall check the Delivery Order for acceptability, accuracy and completeness and shall forward the Order to the Contractor. Upon receipt, the Contractor shall review and acknowledge acceptance of the Delivery Order by signing and dating the order and expeditiously returning the signed Delivery Order to the Contracting Officer by facsimile transmission or other rapid communication method. If the Contractor determines that the Delivery Order, as written, is unacceptable, the Contractor shall immediately notify the Contracting Officer and detail the reasons for its position. Upon receipt of this notification, the Contracting Officer will initiate action, as appropriate. Upon receipt of an acceptable, signed Delivery Order from the Contractor, the Contracting Officer will countersign and date the Order.

d. Minimum Lead Time - Order to Delivery. Via issuance of delivery orders, the Government shall afford the Contractor a minimum lead time from date of Contracting Officer signature to required date of item delivery, as stated in individual delivery orders. The minimum lead times shall be not less than the following:

   CLIN     Lead Time
   0003     A minimum of six months from date of order to date of delivery
    T&M     A minimum of three weeks from date of order to date of performance


H.4 3.2.4-16 ORDERING

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract award through 24 months thereafter.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

                                 (End of clause)


H.5 3.2.4-17 ORDER LIMITATIONS (OCTOBER 1996)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $1,000,000 the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)   Maximum order. The Contractor is not obligated to honor-

      (1)   Any order for a single item in excess of N/A units;

      (2)   Any order for a combination of items in excess of N/A; or

      (3) A series of orders from the same ordering office within N/A days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract, the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 15 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.


                                 (End of clause)


H.6 DISSEMINATION OF CONTRACT INFORMATION

The Contractor shall not publish, permit to be published, or distribute for public consumption any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the

Contracting Officer. This statement includes seminars, professional society meeting/conferences and meetings with foreign dignitaries both government and from the private sector. Two copies of any material proposed to be published or distributed shall be submitted to the Contracting Officer. The following schedule is established as a guideline when requesting consent (calendar days):

    Written information         - 15 days
    Oral information            - 15 days
    Congressional information   - 10 days

Any Contractor proposals for perspective work, exclusive of this contract, for which the Contractor may employ information generated in the performance of this contract, the Contractor is required only to notify the Contracting Officer of its intent to submit a proposal. Such notification shall include a brief description of the requirement for which the Contractor is proposing and indicate the Government or business entity to which the proposal is being submitted.


H.7 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE

All representations, certifications and other written statements made by the Contractor in response to Section K of the SOLICITATION, incident to award of this contract or modification of this contract, are hereby incorporated by reference into this contract with the same force and effect as if they were given in full text herein.


H.8 ETHICAL BEHAVIOR

Notwithstanding the Contractor's obligation to comply with all requirements, terms and conditions contained in this contract, the Contractor is encouraged to conduct an ongoing program to ensure its and subcontractor employees are aware of, understand and practice ethical behavior and conduct themselves in an unbiased and objective manner. Situations may arise where employees of the Contractor or subcontractor may review documentation, participate in discussions, help execute actions or otherwise exert influence on decisions, which could involve competitors. In such situations, involved Contractor or subcontractor employees shall refrain from making any statement or taking action, which could be construed as demonstrating bias against a competitor.


H.9 PAYMENT TERMS

The TSA shall pay the Contractor, upon the submission of proper invoices, the prices stipulated in this contract for supplies delivered and accepted or services rendered and accepted, less any deductions provided in this contract. Payment will be made upon receipt of a proper invoice that includes a form FAA-256, Inspection Report of Material and/or Services, signed by the TSA Quality Representative, upon successful completion of Factory Acceptance Test
(FAT) and Site Acceptance Test (SAT). Payment shall be made in accordance with the following schedule. Offerors may propose alternate payment terms.

Payment Terms:

For CLIN, 0001A, 0001B, 0002, 0003, Production units : 50% of the CLIN price at the time of order. 40% of the CLIN price at satisfactory completion of Factory Acceptance Test, Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

10% of the CLIN price at satisfactory completion of Site Acceptance Test, but not later than 90 days after successful completion of the Factory Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.


H.10 ESCROW ACCOUNT REQUIREMENT

The TSA has a mandate to acquire and install airport security equipment throughout the country. It is essential that the TSA have the ability to acquire and maintain the systems in the event the Contractor goes out of business, or cannot supply and maintain the equipment acquired under this contract. Therefore, the Contractor shall establish an escrow account to include all necessary software (installation disks and documentation) source and object code and documentation, and related hardware drawings (level 3) for the equipment and its peripheral equipment ordered under this contract. The Contractor shall ensure that the escrow is updated and kept current to the product baseline and any engineering change proposals provided under this contract as modified. The Contractor shall coordinate this effort with the TSA and provide a copy of the account document for TSA review and concurrence.

The escrow account shall be established within sixty (60) days from contract award, and the final agreement shall be completed no later than sixty (60) days after TSA concurrence of account. The account shall include the same information for subcontractors IAW Clause H.1.f, except for commercial off the shelf items from subcontractors or vendors, for which the escrow account shall include only installation disks and documentation, and not source and object code and documentation.



H. 11 SUBCONTRACTING PLAN

SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN.

The Contractor's Small Business and Small Disadvantaged Business Subcontracting Plan, will be approved by contract modification, and will be incorporated into and made a part of this contract. The Small Business and Small Disadvantaged Business Subcontracting Plan must be submitted and approved no later than July 31, 2003.


H.12  RESERVED


H.13  CONTRACTOR NON-COMPLIANCE WITH CONTRACT

a. Contractor non-compliance with any requirement, term or condition contained in this contract may result in the TSA:

      1. Terminating this contract, in whole or part, for convenience or default;

      2.    Withholding payments;

      3.    Initiating suspension or debarment action against the Contractor;
            and

      4.    Initiating other action, as appropriate.

b. In addition to paragraph a., Contractor non-compliance with any statutory requirement included in this contract, may result in the Contractor and, its employees and subcontractors being fined and/or imprisoned, or incurring other sanctions.


H.14  SUBCONTRACTS

The Contractor shall ensure all subcontracts awarded under this contract incorporate all clauses and provisions required by this contract, including applicable Section K "Representations and Certifications". The Contractor shall only invoice for work completed by subcontractors and make payments to subcontractors in a manner consistent with or more expeditious than the Government's requirement for prompt payment. If the Contractor fails to comply with this procedure, it will be proceeding at its own risk and may result in this contract subsequently being terminated.


H.15  RESERVED


H.16  RELEASE OF INFORMATION

Work performed under this contract may involve access to information, including specification, cost estimates and other sensitive data. Consequently, the Contractor and subcontractor(s) (including individual employees thereof) shall not release or communicate, except as required by law or regulations, such information, including any news release, public announcement, or advertising material concerned with this contract, whether orally or in writing, to any person except:

a.    TSA personnel with a "need to know" who have signed a non-disclosure form

b. Employees of the Contractor with a "need to know", who have signed a non-disclosure form, or

c. Such other person as may be designated in writing by the CO and who have signed a non-disclosure form.

Further, no documents, reports, information, etc., related to work under this contract, may be released to the public or provided to any party other than the TSA and it's Contractors without Security Sensitive Information and Classification review in accordance with the form DD-254 and written approval of the TSA.


H.17  DATA RIGHTS TRANSFER

In the event that the Government transfers title to the supplies acquired under this contract to a third party, the license document titled InVision Technologies, Inc. Software License (Attached at the end of Section H) ("the InVision License") shall apply to the transferee. Government data rights under this contract are as detailed in the InVision License, Section I clauses 3.5-11, "Patent Rights - Retained by Contractor (Long Form)," 3.5-13/alt 1, "Rights in Data - General" and 3.5-18 "Commercial Computer Software - Restricted Rights" for any customization or modification made to Contractor software. Additionally, the Government shall not be liable for any patent or copyright infringement resulting from a title transfer.


H.18  FIXED RATES (CLIN 3000) - INDEFINITE QUANTITY CONTRACT

The rate, or rates, set forth in the contract include salary, overhead, general and administrative expenses, and profit. The Contractor shall submit an invoice for only the time of the personnel whose services are applied directly to the work called for in each individual Delivery/Task Order and accepted by the Contracting Officer's Technical Representative. The Government shall pay the Contractor for a Delivery/Task Order at rates in effect in the contract for the contract period when the Delivery/Task Order was issued. The Contractor shall maintain time and labor distribution records for all employees who worked under the contract. These records must document time worked and work performed by each individual on all Delivery/Task Orders.



H.19  MATERIALS AND TRAVEL

Travel and incidental materials used during installation shall be reimbursed at cost plus G&A, if applicable and approved by DCAA. No profit shall be paid on travel and incidental materials used during installation.

H.20  COMPLETION OF DELIVERY ORDERS

All orders issued during the effective period of the contract and not completed within that period shall be completed by the Contractor within the time specified in the order, or any option exercised. The rate prevailing immediately prior to contract expiration shall apply to all such work.


H.21  3.10.4-22 DIMINISHING MANUFACTURING SOURCES AND MATERIAL SHORTAGES

(a) The Contractor shall perform an initial baseline analysis of the electronic parts / electronic micro-circuits including preferred and alternate parts and submit it to the TSA Contracting Officer for acceptance within (90*) days after contract award. The Contracting Officer will review the analysis and notify the Contractor of acceptance within 90* days after receipt.

(b) The Contractor's analysis shall identify obsolete parts and diminishing manufacturing sources and material shortages (DMSMS). Criteria used in evaluating obsolete parts and DMSMS shall include the life cycle use of the product and available suppliers. The Contractor's analysis shall identify electronic parts / electronic micro-circuits in a high, medium and low risk category as follows:

      High risk indicates parts are obsolete and availability is minimal or nonexistent.

      Medium risk indicates the parts are a diminishing item and projected availability is for one or two years or only one supplier is available.

      Low risk indicates parts are projected to be available for 3 years or more and multiple suppliers are available.

(c) The Contractor shall monitor the parts and material that have the potential to adversely affect production or life cycle supportability.

(d) The Contractor shall also monitor the Government Industry Data Exchange Program (GIDEP) data base for all high risk parts identified as part of the analysis and during risk monitoring. The Contractor shall prepare a DMSMS notice in accordance with GIDEP for all parts not found in the data base.

(e) The Contractor shall submit a recommendation to the Contracting Officer or designated representative stating how the DMSMS parts will be supported. The Contractor shall submit the recommendation quarterly after the initial baseline analysis is accepted by the TSA Contracting Officer. The Contractor shall also address part cost, where and how often parts are used in the product, and how many parts are affected in the recommendation.

 (f) Compliance with this clause shall not relieve the Contractor from complying with any other provisions of the contract.

* Specify at time of award.

                                 (End of clause)


H.23  RESERVED


H.24  EQUIPMENT NONCONFORMANCE

a. Definitions

Nonconformance - The failure of a characteristic to conform to the requirements specified in the contract, drawings, specifications, or other approved product description.

      (1) Minor Nonconformance - A nonconformance that is not likely to materially reduce the usability of the supplies or services for their intended purpose, or is a departure from established standards having little bearing on the effective use or operation of the supplies or services. Multiple minor non-conformances, when considered collectively, may raise the category to a major/critical nonconformance. A minor nonconformance does not adversely affect any of the following:

            a)    Health or Safety.

            b)    Performance.

            c)    Interchangeability, reliability, or maintainability.

            d)    Effective use or operation.

            e)    Weight or appearance (when a factor).

      (2) Major Nonconformance - A nonconformance, other than critical, that is likely to result in failure, or to materially reduce the usability of the supplies or services for their intended purpose; and that cannot be completely eliminated by rework or reduced to a minor nonconformance by repair and directly affects items in subparagraph (1) a through e above. This may also include a failure or refusal by the Contractor to repair the supplies or services under the warranty.

      (3) Critical Nonconformance - A nonconformance that is likely to result in hazardous or unsafe conditions for individuals using, maintaining, or depending upon the supplies or services, or is likely to prevent performance of a vital agency mission.

b. If a piece of equipment purchased by the TSA is discovered to have any nonconformance, the Contractor must propose a fix to the TSA. At the discretion of the Contracting Officer, this fix can be, but is not limited to, a "swap out" with a new piece of equipment or extended warranty. The proposed fix must be at no additional cost to the TSA, it's Assignee, or agent.

c. If a piece of equipment is found to have any major or critical nonconformance and the Contractor does not satisfactorily correct the nonconformance, the TSA must be compensated as follows:

      (1)   If the nonconformance is discovered in year 1 - complete replacement

d. If the major or critical nonconformance is so grievous as to affect the TSA's, Assignee's, or agent's ability to maintain security at the site where the subject equipment is located, the TSA, as determined by the Contracting Officer, may:

      (1)   Suspend all subsequent orders at no cost to the TSA;

      (2)   Cancel all subsequent orders at no cost to the TSA;

      (3) Seek an equitable adjustment for the value of the nonconforming equipment;

      (4)   Seek any remaining common law damages; or

      (5)   Terminate for default.


                                 (End of Clause)



H.25 CONTRACTOR EMPLOYEES WITH LIMITED ACCESS TO DHS INFORMATION, FACILITIES, AND RESOURCES

The Contracting Officer may require dismissal from work of those employees that he/she deems incompetent, careless, insubordinate, unsuitable or otherwise objectionable, or whose continued employment he/she deems contrary to the public interest or inconsistent with the best interests of security and the Department. The Contractor and Contractor's employees shall complete and submit to the Government such forms as may be necessary for security or other reasons. At a minimum, a fingerprint card will be submitted by each Contractor employee, prior to entrance on duty.


H.26 3.2.2.3-33 ORDER OF PRECEDENCE

Any inconsistency in this contract shall be resolved by giving precedence in the following order:

         (a) the Schedule (excluding the specifications); (b) representations and other instructions; (c) contract clauses; (d) other documents, exhibits, and attachments; (e) the specifications; and (f) the drawings.


H.27 RESERVED

H.28 RESERVED


H.29  Indemnification, Limitation of Liabilities and Government Contractor
      Defense:


In accordance with Section 73 of Executive Order 13286 of February 28, 2003, which amends Executive Order 10789 of November 14, 1958, executive departments or agency of the United States are prohibited from granting indemnification to sellers or contractors with respect to any matter that has been, or could be, designated by the Secretary of Homeland Security as a qualified anti-terrorism technology as defined in the Support Anti-Terrorism by Fostering Effective Technologies Act of 2002 (the SAFETY Act"), title VIII, subtitle G of the Homeland Security Act of 2002, Pub. L. 107296. Under the SAFETY Act, providers of anti-terrorism technologies receive certain liability protections once the Secretary of Homeland Security approves the designation of the technologies as qualified anti-terrorism technology. The qualified anti-terrorism technologies designation and approval by the Secretary under Section 863(d) of the SAFETY Act also creates a rebuttable presumption that the government contractor defense applies to the technologies. TSA acknowledges that the contractor intends to seek the designation of some of the products being provided under this contract as qualified antiterrorism technologies.



H.30. DEFENSE PRIORITY AND ALLOCATION REQUIREMENT

This is a DO-H8 rated order certified for national defense use. Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

                  INVISION TECHNOLOGIES, INC. SOFTWARE LICENSE

Where any Product includes software, whether embedded or on a disk or tape or other media, InVision grants to Purchaser a perpetual, non-exclusive, license to use the software portion of such Product, in object code and firmware form only, in connection with Purchaser's use of the Product. InVision retains all right, title and interest in the software portion of the Product, and all improvements, modifications and upgrades (if any) to the software portion of the Product. This license may not be transferred except in connection with the transfer of the Product itself. Purchaser shall not reproduce, decompile or disassemble all or any portion of the software portion of the Products or sub-license, distribute or disclose all or any portion of the software to any third party without InVision's express prior written consent. Purchaser agrees that it shall not exceed, nor permit others to exceed, the scope of the license granted herein.

                               PART II - SECTION I
                                CONTRACT CLAUSES


I.1   3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE)

This Screening Information Request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses listed below with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available.

                               (End of provision)


3.1.8-2            Price or Fee Adjustment for Illegal or Improper Activity
3.2.2.3-1          False Statements in Offers
3.2.2.3-8          Audit and Records
3.2.2.3-25         Price Reduction for Defective Cost or Pricing Data
3.2.2.3-29         Integrity of Unit Prices (April 1996)
3.2.2.3-31         Facilities Capital Cost of Money
3.2.2.3-32         Waiver of Facilities Capital Cost of Money
3.2.2.3-37         Notification of Ownership Changes
3.2.2.3-67         Special Precautions for Work at Operating Airports
3.2.2.7-6          Protecting the Government's Interest when Subcontracting with Contractors Debarred,
                     Suspended, or Proposed for Debarment
3.2.2.8-1          New Material
3.2.5-1            Officials Not to Benefit
3.2.5-3            Gratuities or Gifts
3.2.5-4            Contingent Fees
3.2.5-5            Anti-Kickback Procedures
3.2.5-8            Whistleblower Protection for Contractor Employees
3.2.5-11           Drug Free Workplace
3.3.1-12           Limitation of Cost
3.3.1-15           Assignment of Claims
3.3.1-25           Mandatory Information for Electronic Funds Transfer Payment
3.3.2-1            TSA Cost Principles
3.5-11             Patent Rights - Retention by Contractor (Long Form)
3.5-13/alt 1       Rights in Data - General
3.5-18             Commercial Computer Software - Restricted Rights*
3.6.2-4            Walsh-Healey Public Contracts Act
3.6.2-7            Pre-award On-Site Equal Opportunity Compliance Review
3.6.2-9            Equal Opportunity
3.6.2-12           Affirmative Action for Special Disabled and Vietnam Era Veterans
3.6.2-13           Affirmative Action for Workers with Disabilities
3.6.2-14           Employment Reports on Special Disabled Veterans and Veterans of Vietnam Era


 * Applies for any customization or modification made to Contractor software

3.6.3-1             Clean Air and Water
3.6.3-2             Clean Air and Clean Water Certification
3.6.3-10            Certification of Toxic Chemical Release Reporting
3.6.4-2             Buy American Act-Supplies
3.10.1-1            Notice of Intent To Disallow Costs
3.10.1-2            Production Progress Reports
3.10.1-9            Stop-Work Order
3.10.1-11           Government Delay of Work
3.10.1-12           Changes--Fixed-Price
3.10.1-14           Changes--Time and Materials or Labor Hours
3.10.1-24           Notice of Delay
3.10.2-3.           Subcontracts (Time-and-Materials and Labor-Hour Contracts)
3.10.2-6.           Subcontracts for Commercial Items and Commercial Components
3.10.4-2            Inspection of Supplies--Fixed-Price
3.10.4-5            Inspection--Time-and-Material and Labor-Hour
3.10.4-23           Contractor and Subcontractor Compliance with Fastener Act
3.10.5-1            Product Improvement/Technology Enhancement
3.10.6-1            Termination for Convenience of the Government (Fixed Price)
3.10.6-3/alt4       Termination (Cost-Reimbursement) Alternate IV
3.10.6-4            Default (Fixed-Price Supply and Service)
3.10.6-7            Excusable Delays

I.2   RESERVED


I.3 3.1.8-1 CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY

(a) If the Government receives information that a Contractor or person has engaged in conduct constituting a violation of subsection (a), (b), (c), or (d) of section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) (the Act), as amended by section 4304 of the National Defense Authorization Act for Fiscal Year 1996 (Pub. L. 104-106), the Government may-

      (1) Cancel the Screening Information Request, if the contract has not been awarded or issued; or

      (2)   Rescind the contract with respect to which-

            (i) The Contractor or someone acting for the Contractor has been convicted for an offense where the conduct constitutes a violation of subsection 27 (a) or (b) of the Act for the purpose of either-

                  (A) Exchanging the information covered by such subsections for anything of value; or

                  (B) Obtaining or giving anyone a competitive advantage in the award of an TSA procurement contract; or

            (ii) The head of the contracting activity has determined, based upon a preponderance of the evidence, that the Contractor, or someone acting for the Contractor has engaged in conduct constituting an offense punishable under subsection 27 (e)(1) of the Act.

(b) If the Government rescinds the contract under paragraph (a) of this clause, the Government is entitled to recover, in addition to any penalty prescribed by law, the amount expended under the contract.

(c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law, regulation, or under this contract.

                                 (End of clause)


I.4 3.2.5-12 NOTICE OF EMPLOYMENT OF FORMER UNITED STATES GOVERNMENT EMPLOYEES (SERVICE CONTRACTS)

(a) This clause implements the Federal Workforce Restructuring Act of 1994 ("Buyout"), P.L. 103-226. The following requirements apply to any contract, task order, or other arrangement for service contracts entered into after March 30, 1994 and immediately upon knowledge of such arrangements.

(b) The offeror shall provide, along with the submittal, the following notice and certification of employment of employee(s) who were previously employed by the United States Government and received the voluntary separation incentive payment ("buyout"). This notice is required immediately upon the Contractor's knowledge at any time during the contract period. The Contractor shall provide notice to employees that in accordance with the buyout legislation, the buyout employee performing on a personal service contract for the Untied States Government is required to repay the buyout incentive.

NOTICE OF EMPLOYMENT OF FORMER UNITED STATES GOVERNMENT EMPLOYEES (SERVICE CONTRACTS)

The following individuals are former United States Government employees who are
presently employed by                           [company name].

Employee's    former Agency    Description of   SubContractor    Date of Separation
Name          of Employment    Contract Task                     from Agency

----          -------------    -------------                     -----------

----          -------------    -------------                     -----------

----          -------------    -------------                     -----------

----          -------------    -------------                     -----------

This company has not hired and does not intend to hire any former United States Government employees who took the buyout.

Contractor's Certification

On behalf of________________________________[company's name] I certify that the above information is accurate and complete to the best of my knowledge.


_______________________________________
[Name of Company Representative]
Contracting Officer's Certification

I have reviewed the above information and have determined that:

______    The buyout legislation has not been violated.

______ The employment is in violation of the buyout legislation and the employee is required to repay the incentive payment. The Contractor shall remind the employee of his/her obligation to pay.

_________________________________
[Contracting Officer's Name]


_________________________________
Date


                                 (End of clause)



I.5   RESERVED


I.6   3.9.1-1 CONTRACT DISPUTES

(a) All contract disputes arising under or related to this contract shall be resolved through the Federal Aviation Administration (FAA) dispute resolution system at the Office of Dispute Resolution for

      Acquisition (ODRA) and shall be governed by the procedures set forth in 14 C.F.R. Parts 14 and 17, which are hereby incorporated by reference. Judicial review, where available, will be in accordance with 49 U.S.C. 46110 and shall apply only to final agency decisions. A Contractor may seek review of a final TSA decision only after its administrative remedies have been exhausted.

(b) The filing of a contract dispute with the ODRA may be accomplished by mail, overnight delivery, hand delivery, or by facsimile. A contract dispute is considered to be filed on the date it is received by the ODRA.

(c)   Contract disputes are to be in writing and shall contain:

      (1) The Contractor's name, address, telephone and fax numbers and the name, address, telephone and fax numbers of the Contractor's legal representative(s) (if any) for the contract dispute;

      (2)   The contract number and the name of the Contracting Officer;

      (3) Contractor's positions regarding each element or count of the contract dispute (i.e., broken down by individual claim item), citing to relevant contract provisions and documents and attaching copies of those provisions and documents;

      (4) All information establishing that the contract dispute was timely filed;

      (5) A request for a specific remedy, and if a monetary remedy is requested, a sum certain must be specified and pertinent cost information and documentation (e.g., invoices and cancelled checks) attached, broken down by individual claim item and summarized; and

      (6) The signature of a duly authorized representative of the initiating party.

(d)   Contract disputes shall be filed at the following address:

   (1)  Office of Dispute Resolution for Acquisition, AGC-70,
        Federal Aviation Administration,
        400 7th Street, S.W., Room 8332,
        Washington, DC  20590,


        Telephone: (202) 366-6400,
        Facsimile: (202) 366-7400; or


   (2)  other address as specified in 14 CFR Part 17.


(e)   A contract dispute against the TSA shall be filed with the ODRA within two
      (2) years of the accrual of the contract claim involved. A contract dispute by the TSA against a Contractor (excluding contract disputes alleging warranty issues, fraud or latent defects) likewise shall be filed within two (2) years after the accrual of the contract claim. If an underlying contract entered into prior to the effective date of this part provides for time limitations for filing of contract disputes with the ODRA which differ from the aforesaid two (2) year period, the limitation periods in the contract shall control over the limitation period of this section. In no event will either party be permitted to file with the ODRA a contract dispute seeking an equitable adjustment or other damages after the Contractor has accepted final contract payment, with the exception of TSA claims related to warranty issues, gross mistakes amounting to fraud or latent defects. TSA claims against the Contractor based on warranty issues must be filed within the time specified under applicable contract warranty provisions. Any TSA claims against the Contractor based on gross mistakes amounting to fraud or latent defects shall be filed with the ODRA within two (2) years of the date on which the TSA knew or should have known of the presence of the fraud or latent defect.

(f) A party shall serve a copy of the contract dispute upon the other party, by means reasonably calculated to be received on the same day as the filing is to be received by the ODRA.

(g) After filing the contract dispute, the Contractor should seek informal resolution with the Contracting Officer.

(h) The TSA requires continued performance with respect to contract disputes arising under this contract, in accordance with the provisions of the contract, pending a final TSA decision.

(i) The TSA will pay interest on the amount found due and unpaid from (1) the date the Contracting Officer receives the contract dispute, or (2) the date payment otherwise would be due, if that date is later, until the date of payment. Simple interest on contract disputes shall be paid at the rate fixed by the Secretary of the Treasury that is applicable on the date the Contracting Officer receives the contract dispute and then at the rate applicable for each 6-month period as fixed by the Treasury Secretary until payment is made.

(j) Additional information and guidance about the ODRA dispute resolution process for contract disputes can be found on the ODRA Website at HTTP://WWW.FAA.GOV.

                                 (End of clause)




I.7   3.9.1-2 PROTEST AFTER AWARD

(a) Upon receipt of a notice that a protest has been filed with the FAA Office of Dispute Resolution, or a determination that a protest is likely, the Administrator or his designee may instruct the Contracting Officer) to direct the Contractor to stop performance of the work called for by this contract. The order to the Contractor shall be in writing, and shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Upon receipt of the final decision or other resolution of the protest, the Contracting Officer shall either--

      (1)   Cancel the stop-work order; or

      (2) for other than cost-reimbursement contracts, terminate the work covered by the order as provided in the "Default" or the "Termination for Convenience of the Government" clause(s) of this contract; or

      (3) for cost-reimbursement contracts, terminate the work covered by the order as provided in the "Termination" clause of this contract.

(b) If a stop-work order issued under this clause is canceled either before or after the final resolution of the protest, the Contractor shall resume work. The Contracting Officer shall make for other than cost-reimbursement contracts, an equitable adjustment in the delivery schedule or contract price, or both; and for cost-reimbursement contracts, an equitable adjustment in the delivery schedule, the estimated cost, the fee, or a combination thereof, and in any other terms of the contract that may be affected; and the contract shall be modified, in writing, accordingly, if--

      (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

      (2) The Contractor asserts its right to an adjustment within 30 days after the end of the period of work stoppage; provided, that if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a proposal submitted at any time before final payment under this contract.

(c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

(e) The Government's rights to terminate this contract at any time are not affected by action taken under this clause.


                                 (End of clause)



I.8   3.13-6 CONTRACTOR PERSONNEL SUITABILITY REQUIREMENTS

(a)   Definitions.

      (1) Access - In general the term "access' is defined as the ability to physically enter or pass through an TSA area or a facility; or having the physical ability or authority to obtain TSA sensitive information, materials or resources. In relation to classified information, the ability, authority or opportunity to obtain knowledge of such information or materials.

      (2) Classified information - means official information or material that requires protection in the interest of national security and is classified for such purpose by appropriate classification authority in accordance with the provisions of Executive Order 12958, Classified National Security Information, in accordance with the provisions of Executive Order 12968, Access to Classified.


      (3) Contractor employee as used for personnel security - any person employed as or by a Contractor, subcontractor or consultant in support of the TSA.

      (4) TSA Facility as it applies to personnel security - any manned or unmanned building, structure, warehouse, appendage, storage area, utilities, and components, which, when related by function and location form an operating entity owned, operated, or controlled by the TSA.

      (5) Operating Office - a TSA line of business, an office or service in TSA headquarters, or a TSA division level organization in a region or center.

      (6) Resources - TSA resources includes a physical plant, information databases including hardware and software, as well as manual records pertaining to agency mission or personnel.

      (7) Sensitive Information - any information which if subject to unauthorized access, modification, loss, or misuse could adversely affect the national interest, the conduct of Federal programs, or the privacy to which individuals are entitled under Section 552a of Title 5, United States Code (the Privacy Act), but which has not been specifically authorized under criteria established by an Executive Order or an Act of Congress to be kept secret in the interest of national defense or foreign policy. Sensitive data also includes proprietary data.

      (8) Servicing Security Element - the TSA headquarters, region, or center organizational element, which is responsible for providing security services to a particular activity.


(b) This clause applies to the extent that this contract requires Contractor employees, subcontractors, or consultants to have access to: (1) TSA facilities, (2) sensitive information, and/or (3) resources regardless of the location where such access occurs, and none of the requirements and exceptions listed in Appendix 9, paragraph 8 of FAA Order 1600.1D pertain.


(c) Consistent with Appendices 3 and 9 of FAA Order 1600.1D, the TSA Servicing Security Element (SSE) has approved designated risk levels for the following positions under the contract:

         Position                                    Risk Level
         --------                                    ----------
         Program Manager                                 5
         Production Manager                              1
         Lead System Engineer                            1
         Lead Software Engineer                          1
         Quality Manager                                 1
         Configuration Control Manager                   1

(d) Not later than 30 days after contract award (or date of modification, if this provision is included by modification to an existing contract), for each employee in a listed position, provided, no previous background investigations can be supported as described below, the Contractor shall submit the following documentation to the SSE for an employment suitability determination.

- Standard form (SF) 85P, Questionnaire for Public Trust Positions, revised September 1995. The SF 85P shall be completed (all questions answered) in accordance with the instruction sheet.

- One single sheet fingerprint chart (FD-258). Fingerprinting facilities are available through the SSE and local police department. All fingerprint charts shall be written in ink or typewritten with all answerable question blocks completed, and shall be signed and dated within the 60 day period preceding the submission.

The type of investigation conducted will be determined by the position risk level designation for all duties, functions, and/or tasks performed and shall serve as the basis for granting a favorable employment suitability authorization as described in Appendix 9 of FAA Order 1600.1D. If an employee has had a previous background investigation completed by a federal Government entity, which meets the requirements of Chapter 7 of FAA Order 1600.1D, it will be accepted by the TSA, however, the TSA reserves the right to conduct further investigations, if necessary. for each employee for whom a previous background investigation was completed the Contractor shall provide, in writing to the SSE, the name, date of birth, place of birth, and social security number of the employee, the name of the investigating entity and approximate date the previous background investigation was completed.

The Contractor shall submit the required information with a transmittal letter referencing the contract number and this request to:

Headquarters Contracts:

      Manager, Investigations Division, TSA

Regional and Center Contracts:

         NONE


The transmittal letter shall also include a list of the names of employees and their positions for which completed forms were submitted to the SSE pursuant to this Clause. A copy of the transmittal letter shall also be provided to the Contracting Officer.

(e) The Contractor shall submit the information required by Section (d) of this Clause for any new employee not listed in the Contractor's initial thirty (30) day submission who is hired into any position identified in Section (c) of this Clause.

(f) No Contractor employee shall work in a high, moderate, or low risk position unless the SSE has received all forms necessary to conduct any required investigation and has granted its approval of the forms. However, if this provision is added by modification to an existing contract, Contractor employees performing in the positions listed above may continue work on the contract pending:

      (1) the submittal of all necessary forms within [CO to insert information] days, but not to exceed a maximum of 30 days, and

      (2) completion of a suitability investigation by the SSE, subject to the following conditions:

(State any SSE conditions such as restricted access to sensitive information or facilities. Specify information or facilities. If the SSE imposes no conditions, state "None").

If the necessary forms are not submitted by the Contractor to the SSE within 30 days of the effective date of the modification, the Contractor employee shall be denied access to TSA facilities, sensitive information and/or resources until such time as the forms are submitted.

(g) As applicable, the Contractor shall submit quarterly reports providing the following information to the Contracting Officer with a copy to the SSE and the Operating Office on or before the fifth day following each report period: A complete listing by full name in alphabetical order with the social security number, of all Contractor personnel who had access to an TSA facility, sensitive information and/or resources anytime during the report period (date of birth and social security number shall be omitted from CO and Operating Office copies of report(s)).

(h) The Contractor shall notify the CO within one (1) day after any employee identified pursuant to Section (c) of this Clause is terminated from performance on the contract.

(i) The Contracting Officer may also, after coordination with the SSE and other security specialists, require Contractor employees to submit any other security information (including additional fingerprinting) deemed reasonably necessary to protect the interests of the TSA. In this event, the Contractor shall provide, or cause each of its employees to provide such security information to the SSE, and the same transmittal letter requirements of Section (d) of this Clause shall apply.

(j) Failure to submit information required by this clause within the time required may be determined by the Contracting Officer a material breach of the contract.

(k) If subsequent to the effective date of this contract, the security classification or security requirements under this contract are changed by the Government and if the changes cause an increase or decrease in security costs or otherwise affect any other term or condition of this contract, the contract shall be subject to an equitable adjustment as if the changes were directed under the Changes clause of this contract.

(l) The Contractor agrees to insert terms that conform substantially to the language of this clause, including this paragraph (I) but excluding any reference to the Changes clause of this contract, in all subcontracts under this contract that involve access and where the Appendix 9, paragraph 8 requirements and exceptions do not apply.

                                 (End of clause)

I.9   QUALIFICATIONS OF EMPLOYEES

The Contracting Officer will provide notice to the Contractor when any Contractor employee is found to unsuitable or otherwise objectionable, or whose conduct appears contrary to the public interest, or inconsistent with the best interest of national security. The Contractor shall take appropriate action, including the removal of such employees from working on this TSA contract, at their own expense. The Contractor agrees to insert terms that conform substantially to the language of this clause in all subcontracts under this contract.


                                 (End of clause)


I.10  3.13-8 FOREIGN NATIONALS AS CONTRACTOR EMPLOYEES

Each employee of the Contractor who have access to EDS data, shall be a citizen of the United States of America, or an alien who has been lawfully admitted for permanent residence as evidenced by Alien Registration Receipt Card form I-151, or who presents other evidence from the Immigration and Naturalization Service that employment will not affect his/her immigration status.

                                 (End of clause)

                              PART III - SECTION J
                               LIST OF ATTACHMENTS

J.1     Standalone Explosive Detection System Procurement Specification, STDO-
        EDS-002A 22 July 2003
J.2     Integrated Explosive Detection System Procurement Specification, STDO-
        EDS-001B 22 July 2003
J.3     Program Management Plan (PMP) - CDRL A001
J.4     Integrated Support Plan (ISP) - CDRL A008
J.5     Quality System Plan (QSP) - CDRL A010
J.6     Configuration Management Plan (CMP) -CDRL A011
J.7     Master Test Plan (MTP) - CDRL A021
J.8     Subcontracting Plan
J-9     Manuals and Training Materials
J.10    Description of CDRL and DID forms (Requirements/instructions)
J.11    CDRL Data Items and DIDs
J.12    Contractor's Warranty (To be included at contract award)
J.13    Scheduled Preventive Maintenance
J.14    Quality Assurance Surveillance Plan (QASP)

J.12  Contractor's Warranty


INVISION TECHNOLOGIES, INC LIMITED WARRANTY.

      A) DEFECTS WARRANTY. InVision warrants that for a period of [***] ("the Warranty Period") the Products:

      1)    will be free from defects in materials and workmanship; and

      2) will substantially conform to the product specifications published by InVision at the time of Delivery.

      B) INFRINGEMENT WARRANTY. InVision warrants that the Purchaser's use of the Products in accordance with InVision's instructions (absent any modifications by the Purchaser) and not in combination with any other product will not: (1) infringe any United States patent, trademark or copyright; or (2) constitute misappropriation of any trade secret.

      C) PURCHASER OPERATION. InVision's warranty obligations are conditioned upon Purchaser operating the Products in accordance with InVision's instructions, and performing Operator Maintenance including daily inspections and software tool resets.

      D) NOTICE. InVision's warranty obligations are conditioned upon Purchaser's notice of claims, as set forth herein. Purchaser shall notify InVision of any alleged defect, non-conformance or infringement or misappropriation claim within ten (10) days of discovery. Purchaser shall provide InVision a reasonable opportunity to inspect the Products. Purchaser shall allow InVision to reasonably assist in the defense of any infringement or misappropriation claim.

      E) EXCLUSIONS. This warranty is conditioned upon the proper use of the Products, and will not apply to Products that have been:

      1) improperly stored, installed, operated, serviced, maintained or repaired;

      2)    modified without InVision's prior written consent; or

      3) damaged by negligence, accident, fire, power failure, power surge, or other hazard.

      F) EXCLUSIVE REMEDY. Any Product which InVision finds to be defective or non-conforming during the Warranty Period will be repaired or replaced at Purchaser's facility or InVision's facility, as InVision shall determine in its sole discretion. Repair or replacement does not extend the warranty period beyond the stated Warranty Period. If Purchaser's use of any Product is enjoined or restricted as a result of an Infringement Claim, InVision will at a commercially reasonable cost secure for Purchaser the right to use the Product in accordance with the terms of this Agreement. If InVision cannot secure the right to use at a commercially reasonable cost, then InVision may, at its option, replace the Product or remove the Product and refund the Purchase Price less depreciation calculated using a five-year straight line depreciation schedule. THE ABOVE REMEDY IS PURCHASER'S SOLE AND EXCLUSIVE REMEDY FOR ANY BREACH OF THE FOREGOING WARRANTIES.

      G) DISCLAIMER. THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING TITLE, NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH EXTEND BEYOND THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT.

SC-2 SUPPORT AND MAINTENANCE. During the Warranty Period, InVision will provide the following support and maintenance:

      [***]

* Confidential treatment requested.


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
 J.14 Quality Assurance Surveillance Plan (QASP)


The items of equipment to be provided under this agreement are commercial items that may be modified by the Contractor to meet the particular technical requirements described in the Quality Assurance Surveillance Plan (QASP) below. Contractor has offered to provide the additional features for the estimated additional prices, and per the estimated delivery dates, stated in the QASP because the modifications are anticipated to be minor. Contractor will propose detailed specifications, cost estimates and delivery schedules for these additional features. If the government does not order the modifications within nine months after award of contract, the Contractor shall be relieved from the particular technical requirements.



                         QASP for SA and Integrated EDS



    EDS                                          Date
Specification                                 available      Additional
 Paragraph       Paragraph Title      Model    to order         Price                   InVision Remarks
 ---------       ---------------      -----    --------         -----                   ----------------

3.1.1.6; C.1;  Threat Image            All        [***]        [***]     InVision CTX systems include at TIP engine to project
C.2;           Projection (TIP)                                          test images, and record the results, in accordance with
C3.2(c)(4);    Function; Remote                                          InVision specifications and FAA specifications in
C3.3(b)        Uploading; TIP bag ID                                     previous contracts. Currently, the TSA has not gathered
               format; TIP images                                        new TIP images. The requirement to upload TIP images is
               upload                                                    contingent upon the completion of Automated Data
                                                                         Collection (see 3.1.1.5); See also section 3.1.1.4 for
                                                                         use of RFDRS for TIP reporting.

 3.1.1.7       On the Job Training    2500/       [***]        [***]     The current CTX 2500/5500 systems do not have
               (OJT)/ Operator        5500                               specialized OJT/OQT software built in, but certain
               Qualification Test                                        training and testing functions are available on the
               (OQT)                                                     standalone Training Simulator. The TSA should further
                                                                         evaluate the proposed equipment to determine if OJT/OQT
                                                                         is needed in the actual EDS, on only in the simulator.

                                       9000       [***]        [***]     The current CTX 9000 systems do not have specialized
                                                                         OJT/OQT software built in, but certain training and
                                                                         testing functions will shortly be available on the
                                                                         standalone Training Simulator. The TSA should further
                                                                         evaluate the proposed equipment to determine if OJT/OQT
                                                                         is needed in the actual EDS, on only in the simulator.


 3.2.1.8       Alarm Indicator Light   All        [***]        [***]     The specification calls for flashing or steady white
               - light is on,                                            lights. The current InVision visible alarm uses steady
               flashing,                                                 red, yellow and green lights. The TSA should evaluate
               or off depending on                                       the proposed equipment to determine if new units should
               suspect state of bag.                                     have a different warning method than deployed units, and
                                                                         if the TSA is going to order and pay for the
                                                                         retrofitting of deployed units. Also, the current
                                                                         InVision alarm lights comply with the warning lights
                                                                         specified in Human Factors Design Guide DOT/FAA/CT-96/1,
                                                                         Section 7.2.2.3.3, and the specified white lights do
                                                                         not.


 C3.2(c)       Content of a TIP       All         [***]        [***]    InVision understands that the TIP libraries will be
 (1),(2)       library                                                  Government Furnished.
 and (3)



* Confidential treatment requested.

    EDS                                          Date
Specification                                 available      Additional
 Paragraph       Paragraph Title      Model    to order         Price                   InVision Remarks
 ---------       ---------------      -----    --------         -----                   ----------------

 C.3.5 (3);    Scheduling TIP         All         [***]        [***]
 C.3.5(a)-(g)  remotely from the FAA
               server


* Confidential treatment requested.

                                TABLE OF CONTENTS

SECTION          PARAGRAPH                                                                 PAGE
-------          ---------                                                                 ----
1               SCOPE....................................................................    1
1.1             Objectives...............................................................    1
1.2             Definitions..............................................................    1

2               APPLICABLE DOCUMENTS.....................................................    1

2.1             Government Documents.....................................................    1
2.2             Military Standards.......................................................    2
2.3             Other Documents..........................................................    2
2.4             Source of Documents......................................................    2
2.5             Order of Precedence......................................................    3
3.0             REQUIREMENTS.............................................................    3
3.1             Program Management.......................................................    4
3.1.1          Program Management Organization...........................................    4
3.1.1.1         System Engineering Management............................................    4
3.1.1.2         Software Engineering Management..........................................    5
3.1.1.3         Risk Management/Assessment...............................................    5
3.1.1.4         Requirements Management..................................................    5
3.1.2          Program Control...........................................................    5
3.1.2.1         Equipment Database.......................................................    6
3.1.2.2         Program Trouble Report Database..........................................    6
3.1.2.3         Program Document Library.................................................    6
3.1.2.4         Accession Data...........................................................    6
3.1.3          Subcontractor Management..................................................    7
3.1.4          Integrated Logistics Support Management...................................    7
3.1.4.1         ILS Program Planning.....................................................    7
3.1.5          Post Award Conference.....................................................    7
3.2             Quality Program..........................................................    7
3.2.1          Quality Assurance.........................................................    7
3.2.2          Quality Assessment........................................................    8
3.3             Configuration Management Program.........................................    8
3.3.1          Configuration Management..................................................    8
3.3.1.1         Configuration Management Plan............................................    8
3.3.1.1.1       Configuration Baselines..................................................    8
3.3.2          Configuration Identification..............................................    9
3.3.3          Configuration Control.....................................................    9
3.3.3.1         Engineering Change Proposals (ECPs)......................................    9
3.3.3.2         Request for Deviation (RFD)..............................................    9
3.3.3.3         Request for Waiver (RFW).................................................    9
3.3.4          Configuration Status Accounting...........................................   10
3.3.5          Configuration Audits......................................................   10
3.3.5.1         Functional Configuration Audit...........................................   10
3.3.5.2         Physical Configuration Audit.............................................   10
3.4             Meeting and Reviews......................................................   10
3.4.1          Program Management Reviews................................................   11

                                TABLE OF CONTENTS

SECTION          PARAGRAPH                                                                 PAGE
-------          ---------                                                                 ----

3.4.2          Technical Interchange Meetings (CLIN 0004)................................   11
3.5             System Design............................................................   11
3.5.1          Hardware..................................................................   11
3.5.1.1         Stand Alone (SA) EDS (CLIN 0001).........................................   12
3.5.1.2         Integrated EDS...........................................................   12
3.5.1.2.1       Integrated EDS - High Speed (CLIN 0002)..................................   12
3.5.1.2.2       Integrated EDS - Medium Speed (CLIN 0003)................................   12
3.5.2          Software..................................................................   12
3.5.2.1         Software Metrics.........................................................   13
3.5.2.2         Software Program Trouble Report..........................................   13
3.6             System Refresh, Upgrade, and Technology Infusion.........................   13
3.7             Test and Evaluation (T&E)................................................   13
3.7.1          Test and Evaluation Program...............................................   13
3.7.1.1         General Test Program Requirements........................................   14
3.7.1.2         General Test Requirements................................................   15
3.7.1.3         Test Readiness Review....................................................   15
3.7.1.4         Test and Evaluation Planning.............................................   15
3.7.1.4.1       First Article Test and Evaluation........................................   16
3.7.1.4.1.1     First Article Test and Evaluation Plan...................................   16
3.7.1.4.2        Contractor Certification of Underwriter's Lab Conformance...............   16
3.7.1.4.3        Factory Acceptance Test.................................................   17
3.7.1.4.3.1     Factory Acceptance Test Plan.............................................   17
3.7.1.4.3.2     Factory Acceptance Test Procedures and Reports ..........................   17
3.7.1.4.4       Site Acceptance Test.....................................................   17
3.7.1.4.4.1     Site Acceptance Test Plan................................................   17
3.7.1.4.4.2     Site Acceptance Test Procedures and Reports..............................   18
3.8             Technical Manuals........................................................   18
3.9             Site Installation for CLINs 0001, 0002 and 0003..........................   19
3.9.1          Site Installation Support.................................................   19
3.9.2          Site Installation Engineering (CLIN 3000).................................   19
3.9.2.1         Government Site Manager/Representative...................................   19
3.9.2.2         Site Coordination........................................................   20
3.9.2.3         Site Installation Engineering............................................   20
3.9.2.4         Site Surveys and Site Survey Reports.....................................   20
3.9.2.5         Site Installation Plan...................................................   21
3.9.2.5.1       Multiple Site Surveys....................................................   21
3.9.2.6         Equipment Installation...................................................   21
3.9.2.7         Equipment Relocation.....................................................   21
3.9.2.8         Equipment Removal........................................................   22
3.9.3          First Article Units.......................................................   22
3.10            Security.................................................................   22
3.11            (Reserved)...............................................................   23
3.12            Equipment (CLIN 0005)....................................................   23
3.12.1         Powered Incline Conveyor (CLIN 0005A).....................................   23
3.12.2         Powered Flat Conveyor (CLIN 0005B)........................................   23

                                TABLE OF CONTENTS

SECTION          PARAGRAPH                                                                 PAGE
-------          ---------                                                                 ----
3.12.3         Baggage Exit Slide (CLIN 0005C)...........................................   23
3.12.4         Luggage Positioning Adapter (CLIN 0005D)..................................   23
3.12.5         Standalone Training Simulator (CLIN 0005E) (Medium Speed EDS).............   23
3.12.7         Programmable Logic Control (PLC) (CLIN 0005G).............................   24
3.12.8         Remote Image Replay (CLIN 0005H)..........................................   24
3.12.9         BVS Remoting Kit (CLIN 0005I).............................................   24
3.12.10        Multiplex Operation (CLIN 0006)...........................................   24
3.12.10.1       Multiplex Network (CLIN 0006A)...........................................   25
3.12.10.2       Additional TRI workstation (CLIN 0006B)..................................   25
3.12.10.3       PTRI workstation (CLIN 0006C)............................................   25
3.12.10.4        Additional Control Interface Workstation (CLIN 0006D)...................   25
3.12.10.5       Network Printer (CLIN 0006E).............................................   25
3.13           EDS System Warranty For CLINs 0001, 0002, 0003 and Associated Equipment...   25
3.13.1         Scheduled/Preventive Maintenance..........................................   26
3.13.2         Unscheduled Maintenance...................................................   26
3.14           Engineering Support Services (CLIN 3000)..................................   26
4              ACRONYMS .................................................................   27

5              TABLE OF CONTRACT DATA REQUIREMENTS LIST..................................   29